[Front Cover]

[MFS Logo]
INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]


MFS[RegTM] MUNICIPAL
SERIES TRUST

Semiannual Report [bullet] September 30, 1998

For the States of: Alabama, Arkansas,
California, Florida, Georgia, Maryland,
and Massachusetts

Table of Contents


Letter from the Chairman ..............     1
Management Review and Outlook .........     3
Performance Summary ...................     4
Portfolio of Investments ..............     7
Financial Statements ..................    21
Notes to Financial Statements .........    48
Trustees and Officers .................    57

--------------------------------------------------------------------------------
     HIGHLIGHTS
--------------------------------------------------------------------------------


 [bullet] We are in the process of upgrading the overall credit qualities of the portfolios based on our diminished expectations for domestic economic growth. We are focusing on "A"-, "AA"-, and "AAA"-rated securities when doing so will not severely impact the sustainability of the Funds' income streams.
 [bullet] A prime sector in which we are finding value is bonds backed by revenue streams that finance essential services, such as water and sewer projects.
 [bullet] Our use of a systematic, quantitative research process helps us identify opportunities and risks in the municipal bond marketplace and enables bottom-up, fundamental credit-risk analysis of all current and prospective holdings.









--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman


[Photo of Jeffrey L. Shames]

Jeffrey L. Shames



Dear Shareholders,

In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue and was a healthy near-term event that should rid the financial system of some excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few places and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.


Respectfully,


/s/ Jeffrey L. Shames
    -----------------


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]


October 14, 1998

Management Review and Outlook

Dear Shareholders,

In much the same way volatility has affected the equity markets, it has had an impact on the climate for fixed-income investing during the past six months. However, it has been a positive time for fixed-income investors in several high-quality bond asset classes. The impact of low inflation and a flight to high-quality U.S. Treasury securities spurred by the Asian economic crisis have increased the demand for Treasuries, driving 30-year Treasury bond interest rates to 31-year lows and causing an uptick in bond prices. One effect of low Treasury yields has been a widening of yield spreads between these securities and other types of taxable fixed-income investments.

However, in the municipal bond market yield spreads have not widened appreciably in the past year, so the difference in yields between bonds of varying credit qualities is much narrower than on the taxable side of the fixed-income market. We don't expect these spreads to stay as narrow in the future, and we are preparing for the day when spreads do widen by upgrading the credit quality of the individual portfolios. While this may cost us a small amount of additional yield, we don't consider it prudent to reach for yield today when to do so may adversely impact the credit quality and subsequent performance of the portfolios tomorrow. We believe that this approach will better position the portfolios in the event that a national economic slowdown begins to impact consumer confidence and spending and, by extension, municipal economies. If these recessionary signs develop, they could result in reduced tax revenues and a boost in the need for -- and cost of -- social services, which may affect municipal economies and pressure bond credit ratings.

We are focusing much of our investment activity on higher-quality bonds rated "A," "AA," and "AAA" when we can do so without significantly negatively impacting the sustainability of the portfolios' income streams. Among the sectors in which we are finding value are bonds backed by steady revenue streams that finance essential services yet to face deregulation, such as water and sewer projects.

We feel that MFS[RegTM] Original Research(SM) will continue to differentiate our approach to municipal investing. Our focus on research consists of both a systematic, quantitative process through which we identify opportunities and risks in the municipal bond marketplace and an intensive, bottom-up, fundamental credit-risk analysis of all current and prospective holdings.

Respectfully,

/s/ John P. Kihn                    /s/ Geoffrey L. Schechter
    ------------                        ---------------------

John P. Kihn                        Geoffrey L. Schechter
Portfolio Manager                   Portfolio Manager


The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
     PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

  Note to Shareholders: Effective May 29, 1998, Geoffrey L. Schechter joined John P. Kihn as portfolio manager of the Funds, succeeding David B. Smith.

  John P. Kihn is a Vice President of MFS Investment Management[RegTM] and portfolio manager of MFS[RegTM] Municipal Income Fund, MFS[RegTM] Municipal Limited Maturity Fund and MFS[RegTM] Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee and Virginia Municipal Bond funds. Mr. Kihn joined MFS as a quantitative analyst in October 1997 and was named portfolio manager later that year. He previously had worked as a senior quantitative analyst with a major investment management firm. Mr. Kihn earned a bachelor's degree in economics from the University of California, Berkeley, a master's degree in business economics from the University of California, Santa Barbara, and a doctorate degree in accounting and finance from the London School of Economics.

  Geoffrey L. Schechter is a Vice President of MFS Investment Management[RegTM] and portfolio manager of MFS Municipal Bond Fund and MFS Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, North Carolina, Pennsylvania, South Carolina, Virginia and West Virginia Municipal Bond funds. Mr. Schechter joined MFS as an Investment Officer in 1993 after working as a municipal credit analyst with a major insurance company. He was named an Assistant Vice President in 1994 and a Vice President in 1995. He became manager of MFS Municipal Bond Fund in 1998. Mr. Schechter is a graduate of the University of Texas and has an M.B.A. from Boston University. He is a Chartered Financial Analyst and a Certified Public Accountant.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
     FUND FACTS
--------------------------------------------------------------------------------


     Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

    Commencement of investment operations:

    Alabama                     February 1, 1990
    Arkansas                    February 3, 1992
    California                  June 18, 1985
    Florida                     February 3, 1992
    Georgia                     June 6, 1988
    Maryland                    October 31, 1984
    Massachusetts               April 9, 1985

    Net assets as of September 30, 1998:
    Alabama                     $ 84.6 million
    Arkansas                    $138.0 million
    California                  $286.1 million
    Florida                     $ 94.3 million
    Georgia                     $ 74.3 million
    Maryland                    $157.5 million
    Massachusetts               $266.4 million

    Class inception:
    Alabama           Class A   February 1, 1990
                      Class B   September 7, 1993
    Arkansas          Class A   February 3, 1992
                      Class B   September 7, 1993
    California        Class A   June 18, 1985
                      Class B   September 7, 1993
                      Class C   January 3, 1994
    Florida           Class A   February 3, 1992
                      Class B   September 7, 1993
    Georgia           Class A   June 6, 1988
                      Class B   September 7, 1993
    Maryland          Class A   October 31, 1984
                      Class B   September 7, 1993
    Massachusetts     Class A   April 9, 1985
                      Class B   September 7, 1993

Performance Summary

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.




Average Annual and Cumulative Total Rates of Return through September 30, 1998


MFS[RegTM] Alabama Municipal Bond Fund

                                                 Class A Investment Results
                              -----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +3.69%      +7.28%      +23.36%      +32.75%        +90.80%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +7.28%      + 7.25%      + 5.83%        + 7.74%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.19%      + 5.53%      + 4.80%        + 7.13%
-----------------------------------------------------------------------------------------------



                                                 Class B Investment Results
                              ----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +3.30%      +6.48%      +20.52%      +27.51%       +83.11%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +6.48%      + 6.42%      + 4.98%       + 7.23%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.48%      + 5.53%      + 4.65%       + 7.23%
-----------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 1, 1990, through September 30, 1998.


MFS[RegTM] Arkansas Municipal Bond Fund

                                                 Class A Investment Results
                              -----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +3.69%      +7.43%      +22.68%      +28.66%        +54.99%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +7.43%      + 7.05%      + 5.17%        + 6.80%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.32%      + 5.33%      + 4.15%        + 6.02%
-----------------------------------------------------------------------------------------------



                                                 Class B Investment Results
                              ----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +3.25%      +6.49%      +19.71%      +23.13%       +48.07%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +6.49%      + 6.18%      + 4.25%       + 6.07%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.49%      + 5.28%      + 3.91%       + 6.07%
-----------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through September 30, 1998.

MFS[RegTM] California Municipal Bond Fund


                                                 Class A Investment Results
                              ----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +5.33%      +9.29%      +26.85%      +31.57%       +116.29%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +9.29%      + 8.25%      + 5.64%       +  8.02%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +4.10%      + 6.51%      + 4.62%       +  7.50%
-----------------------------------------------------------------------------------------------



                                                Class B Investment Results
                              ---------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +4.90%      +8.42%      +23.68%      +25.70%      +106.49%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +8.42%      + 7.34%      + 4.68%      +  7.52%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +4.42%      + 6.46%      + 4.35%      +  7.52%
-----------------------------------------------------------------------------------------------


                                                Class C Investment Results
                              ---------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +4.80%      +8.20%      +23.09%      +25.52%      +106.29%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +8.20%      + 7.17%      + 4.65%      +  7.51%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +7.20%      + 7.17%      + 4.65%      +  7.51%
-----------------------------------------------------------------------------------------------

MFS[RegTM] Florida Municipal Bond Fund

                                                 Class A Investment Results
                              -----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +4.34%      +8.02%      +22.47%      +27.39%        +57.52%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +8.02%      + 6.99%      + 4.96%        + 7.06%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.89%      + 5.27%      + 3.94%        + 6.28%
-----------------------------------------------------------------------------------------------



                                                 Class B Investment Results
                              ----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +4.04%      +7.28%      +19.47%      +21.84%       +50.41%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +7.28%      + 6.11%      + 4.03%       + 6.32%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +3.28%      + 5.22%      + 3.70%       + 6.32%
-----------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through September 30, 1998.


MFS[RegTM] Georgia Municipal Bond Fund



                                                 Class A Investment Results
                              ----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +4.16%      +7.69%      +23.40%      +28.85%       +107.45%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +7.69%      + 7.26%      + 5.20%       +  7.57%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.58%      + 5.54%      + 4.18%       +  7.05%
-----------------------------------------------------------------------------------------------



                                                Class B Investment Results
                              ---------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +3.87%      +6.99%      +20.56%      +23.90%       +99.49%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +6.99%      + 6.43%      + 4.38%       + 7.15%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.99%      + 5.54%      + 4.05%       + 7.15%
-----------------------------------------------------------------------------------------------

MFS[RegTM] Maryland Municipal Bond Fund

                                                Class A Investment Results
                              ---------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Year/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +4.44%      +8.00%      +23.23%      +28.18%       +97.45%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +8.00%      + 7.21%      + 5.09%       + 7.04%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.87%      + 5.48%      + 4.08%       + 6.52%
-----------------------------------------------------------------------------------------------



                                                Class B Investment Results
                              ---------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +4.02%      +7.31%      +20.76%      +23.84%       +90.55%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +7.31%      + 6.49%      + 4.37%       + 6.66%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +3.31%      + 5.60%      + 4.04%       + 6.66%
-----------------------------------------------------------------------------------------------

MFS[RegTM] Massachusetts Municipal Bond Fund

                                                 Class A Investment Results
                              ----------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years   10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +4.06%      +7.32%      +22.40%      +29.83%       +104.19%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +7.32%      + 6.97%      + 5.36%       +  7.40%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.22%      + 5.25%      + 4.34%       +  6.88%
-----------------------------------------------------------------------------------------------



                                                Class B Investment Results
                              ---------------------------------------------------------------
                              6 Months        1 Year      3 Years      5 Years  10 Years/Life
                              -----------------------------------------------------------------
Cumulative Total Return          +3.72%      +6.59%      +20.01%      +25.46%       +97.27%
-----------------------------------------------------------------------------------------------
Average Annual Total Return        --        +6.59%      + 6.27%      + 4.64%       + 7.03%
-----------------------------------------------------------------------------------------------
SEC Results                        --        +2.59%      + 5.38%      + 4.32%       + 7.03%
-----------------------------------------------------------------------------------------------

Notes to Performance Summary

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Portfolio of Investments (Unaudited) - September 30, 1998

MFS ALABAMA MUNICIPAL BOND FUND
Municipal Bonds - 95.7%




--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 13.1%
 Commonwealth of Puerto Rico, Aqueduct &
  Sewer Authority Rev., 5s, 2015                       $1,300              $ 1,315,288
 Huntsville, AL, 5.5s, 2020                             1,000                1,047,760
 Puerto Rico Public Buildings Authority,
  Government Facilities, AMBAC, 6.25s, 2013             2,000                2,388,240
 Shelby County, AL, 7.4s, 2007                          1,000                1,114,940
 Shelby County, AL, MBIA, 0s, 2011                      3,000                1,442,160
 Shelby County, AL, 7.7s, 2017                            800                  895,336
 State of Alabama, 0s, 2004                             2,500                1,863,125
 State of Alabama, 0s, 2006                             1,165                  749,701
 State of Alabama, 7.1s, 2010                             250                  269,735
                                                                           -----------
                                                                           $11,086,285
--------------------------------------------------------------------------------------
State and Local Appropriation - 3.8%
 Lawrence County, AL, Public Building Authority
  (County Jail), AMBAC, 5s, 2027                       $1,000              $ 1,016,260
 Puerto Rico Public Buildings Authority, Education
  & Health, AMBAC, 5.6s, 2008                             500                  548,110
 Puerto Rico Public Buildings Authority, Education
  & Health, AMBAC, 5.5s, 2021                             500                  548,920
 Puerto Rico Public Finance Corp., 5.375s, 2016         1,000                1,094,230
                                                                           -----------
                                                                           $ 3,207,520
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 14.4%
 Alabama Building Renovation Finance Authority
  Rev. (Fitch Light), 7.45s, 2000                      $1,500              $ 1,631,355
 Alabama Water Pollution Control Authority,
  Revolving Fund Loan, AMBAC, 7.75s, 2001                 860                  928,482
 Alexander City, AL, 0s, 2001                           1,000                  369,650
 Alexander City, AL, 0s, 2001                           1,000                  343,740
 Alexander City, AL, 0s, 2001                           1,250                  399,562
 Baldwin County, AL, Eastern Shore Health Care
  Authority (Thomas), 8.5s, 2001                        1,000                1,130,100
 Birmingham, AL, Historical Preservation Authority
  Rev. (Kelly Ingram/Civil Rights), 7.2s, 2001          1,000                1,096,590
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital), 7.8s, 2001                        2,000                2,265,460
 Hoover, AL, Board of Education, AMBAC,
  6.625s, 2001                                          1,000                1,082,820
 Montgomery County, AL, Department of Human
  Resources Rev., 7s, 2001                              1,000                1,094,770
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC, 7s, 2001            695                  746,465
 Puerto Rico Highway & Transportation Authority,
  6.5s, 2002                                            1,000                1,111,800
                                                                           -----------
                                                                           $12,200,794
--------------------------------------------------------------------------------------
Airport and Port Revenue - 5.0%
 Alabama Docks Department, Docks Facilities Rev.,
  Refunding, MBIA, 5.375s, 2017                        $1,000              $ 1,047,400
 Alabama Docks Department, Docks Facilities Rev.,
  Refunding, MBIA, 5.5s, 2022 ###                       1,000                1,061,990
 Mobile, AL, Airport Authority, Rev., 7.375s, 2012      1,000                1,074,880
 Mobile, AL, Airport Authority Rev., 8.875s, 2015         952                1,029,969
                                                                           -----------
                                                                           $ 4,214,239
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.1%
 DeKalb & Cherokee County, AL, Gas Rev.,
  AMBAC, 5.4s, 2016                                    $2,000              $ 2,105,960
 Puerto Rico Electric Power Authority Rev.,
  5s, 2028                                                500                  497,035
                                                                           -----------
                                                                           $ 2,602,995
--------------------------------------------------------------------------------------



Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Health Care Revenue - 6.0%
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                       $1,000              $ 1,108,810
 Cullman, AL, Medical Park South Clinic, "A",
  6.5s, 2023                                            1,000                1,067,200
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                 2,030                2,140,107
 Valley, AL, Special Care Facilities Financing
  Authority (Lanier Memorial Hospital), 5.65s, 2022       735                  748,598
                                                                           -----------
                                                                           $ 5,064,715
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.9%
 Butler, AL, Industrial Development Board, Solid
  Waste Rev. (James River Corp.), 8s, 2028             $1,000              $ 1,150,800
 Camden, AL, Industrial Development Board
  Pollution Control Rev.(Macmillian Bloedel),
  7.75s, 2009                                             500                  537,595
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International Corp.), 5.9s, 2017                      1,000                1,050,160
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International Corp.), 7.75s, 2020                     1,485                1,571,397
 Mobile, AL, Industrial Development Board, Dock
  & Wharf Rev. (Ideal Basic Industries, Inc.),
  6.75s, 2004                                             270                  272,111
 Mobile, AL, Industrial Development Board, Dock
  & Wharf Rev. (Ideal Basic Industries, Inc.),
  6.875s, 2009                                          1,075                1,083,826
 Piedmont, AL, Industrial Development Board Rev.
  (Springs Industries Project), 8.25s, 2010             1,000                1,085,290
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials Co.), 7.5s, 2011               1,500                1,627,200
                                                                           -----------
                                                                           $ 8,378,379
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.3%
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC,
  5s, 2025                                             $1,500              $ 1,508,955
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC, 5s,
  2025                                                  1,000                  991,380
 Huntsville, AL, Health Care Facilities Rev., MBIA,
  6.375s, 2022                                            850                  924,766
 Huntsville, AL, Health Care Facilities Rev., MBIA,
  5s, 2023                                              1,000                1,004,430
 Lauderdale County & Florence, AL (Eliza Coffee
  Memorial Hospital), MBIA, 5.75s, 2014                 1,000                1,086,910
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC,
  5.875s, 2016                                          1,000                1,090,260
 Montgomery, AL, Special Care Facilities (Baptist
  Medical), FSA, 5.375s, 2019                           1,150                1,204,142
                                                                           -----------
                                                                           $ 7,810,843
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.2%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (St. Jude),
  7.25s, 2023                                          $1,375              $ 1,485,234
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., FHA, 7.5s, 2015                          355                  371,252
                                                                           -----------
                                                                           $ 1,856,486
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.2%
 Virgin Islands Public Finance Authority, 5.5s, 2018   $1,000              $ 1,024,360
--------------------------------------------------------------------------------------

                                                                         7 - MAL

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.2%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GMNA, 6.55s, 2014                           $  985      $ 1,069,552
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.4s, 2022                               625          651,494
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.5s, 2022                               400          420,308
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.6s, 2022                               150          158,414
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.75s, 2022                              310          324,368
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., Collateral Home Mortgage
  Program, 5.7s, 2015                                         1,680        1,792,107
                                                                         -----------
                                                                         $ 4,416,243
------------------------------------------------------------------------------------
Universities - 6.4%
 Alabama Agriculture & Mechanics University,
  MBIA, 5.75s, 2013                                          $  500      $   546,070
 Alabama Agriculture & Mechanics University,
  MBIA, 5.5s, 2020                                            2,545        2,679,172
 Alabama Board of Education Rev. (Shelton State
  Community College), MBIA, 6s, 2014                          1,000        1,102,610
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                                  1,000        1,087,270
                                                                         -----------
                                                                         $ 5,415,122
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.7%
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2020                                          $1,500      $ 1,568,115
 Arab, AL, Waterworks Board, Water Rev., MBIA,
  7.05s, 2016                                                 1,000        1,098,440
 Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026                 1,000        1,080,770
 Birmingham, AL, Waterworks & Sewer Board
  Rev., 5.375s, 2020                                          2,000        2,083,860
 Fairview, AL, Water Rev. (East Cullman), AMBAC,
  8s, 2020                                                    1,000        1,040,250
 Limestone County, AL, Water Authority Rev., FGIC,
  5.5s, 2026                                                  2,650        2,815,757
 Madison, AL, Water & Waste Board, MBIA,
  5.5s, 2019                                                  1,000        1,056,080
                                                                         -----------
                                                                         $10,743,272
------------------------------------------------------------------------------------
Other - 3.4%
 Birmingham, AL, Downtown Redevelopment
  Authority, Social Security Administration Building
  Rev., 0s, 2010                                             $2,435      $ 2,904,760
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $73,336,079)                     $80,926,013
------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.8%
------------------------------------------------------------------------------------
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Exxon Corp.), due 03/01/24         $  200      $   200,000
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 07/01/26                     500          500,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                     $   700,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $74,036,079)                         $81,626,013

Other Assets, Less Liabilities - 3.5%                                      2,961,421
------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $84,587,434
------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

MFS ARKANSAS MUNICIPAL BOND FUND
Municipal Bonds - 99.1%

------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                                (000 Omitted)           Value
------------------------------------------------------------------------------------
General Obligation - 7.3%
 Arkansas College Savings, "A", 0s, 2009                    $1,146      $   723,069
 Arkansas College Savings, "A", 0s, 2015                     2,575        1,144,690
 Arkansas College Savings, "A", 0s, 2017                     2,590        1,040,792
 Arkansas College Savings, "B", 0s, 2012                     1,200          638,220
 Arkansas College Savings, "B", 0s, 2013                     1,000          502,770
 Arkansas College Savings, "B", 0s, 2014                     1,150          545,824
 Arkansas College Savings, "B", 0s, 2015                     1,600          711,264
 Arkansas College Savings, "B", 0s, 2016                     1,000          420,510
 Arkansas College Savings, "C", 0s, 2014                     1,000          474,630
 Arkansas College Savings, "C", 0s, 2015                     1,000          444,540
 Arkansas Water Resources Development
  Authority, 6.375s, 2021                                    1,000        1,066,970
 Commonwealth of Puerto Rico, 5.5s, 2013                     1,210        1,309,160
 Commonwealth of Puerto Rico, 5.4s, 2025                     1,000        1,040,960
                                                                        -----------
                                                                        $10,063,399
------------------------------------------------------------------------------------
State and Local Appropriation - 4.2%
 Arkansas Development Finance Authority, Local
  Government Rev., 7.1s, 2008                               $2,440      $ 2,656,086
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., 0s, 2011                             5,000        1,989,300
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2016                                               1,000        1,094,230
                                                                        -----------
                                                                        $ 5,739,616
------------------------------------------------------------------------------------
Refunded and Special Obligations - 15.4%
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 7s, 2014                              $2,900      $ 3,173,789
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 6.4s, 2015                             2,000        2,200,420
 Arkansas Housing Development Agency, Single
  Family Mortgage Rev., ETM, 8.375s, 2011 ###                1,000        1,353,680
 Arkansas Waste Disposal & Pollution Control
  Rev., 6.25s, 2022                                          4,000        4,352,840
 Arkansas Water Resources Development
  Authority, 6.375s, 2002                                    1,000        1,074,100
 Harrison, AR, Residential Housing Facilities Board,
  Single Family Mortgage Rev., FGIC, ETM,
  7.4s, 2011                                                 4,000        5,089,240
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                 1,000        1,114,300
 Sherwood, AR, Residential Housing Facilities
  Board, Single Family Mortgage Rev., MBIA,
  7.5s, 2011                                                 1,250        1,590,300
 West Memphis, AR, Public Utility Systems Rev.,
  MBIA, 6.6s, 2009                                           1,250        1,381,800
                                                                        -----------
                                                                        $21,330,469
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.7%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light), 6.3s, 2018                      $1,050      $ 1,143,503
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                 2,000        2,385,280
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2015                                                 6,000        7,457,280
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2020                         1,780        1,943,991
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), FSA, 8s, 2021                    3,000        3,293,520
 Virgin Islands Water & Power Authority, 5.3s, 2018          1,250        1,273,537
                                                                        -----------
                                                                        $17,497,111
------------------------------------------------------------------------------------

8 - MAR

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Health Care Revenue - 7.1%
 Baxter County, AR, Hospital Rev., 7.5s, 2021                $3,145     $  3,490,258
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 6.9s, 2009                                 1,400        1,683,234
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 7s, 2017                                   3,250        3,561,968
 Pulaski County, AR, Hospital Rev. (Children's
  Hospital), 6.15s, 2017                                      1,000        1,058,620
                                                                        ------------
                                                                        $  9,794,080
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 7.6%
 Blytheville, AR, Solid Waste Recycling & Sewage
  Treatment Rev. (Nucor), 6.375s, 2023                       $3,565     $  3,858,792
 Camden, AR, Environmental Improvement Rev.
  (International Paper), 7.625s, 2018                         1,000        1,181,330
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch), 6.5s, 2012                                3,500        3,883,600
 Little River County, AR (Georgia Pacific Corp.),
  5.6s, 2026                                                  1,000        1,013,500
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 5.55s, 2022                        500          510,240
                                                                        ------------
                                                                        $ 10,447,462
------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.7%
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2013         $6,340     $  6,690,158
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2019          5,500        5,582,995
 Pulaski County, AR, Health Facilities Board Rev.
  (Sisters of Charity), MBIA, 6s, 2012                        1,000        1,082,720
                                                                        ------------
                                                                        $ 13,355,873
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.1%
 Pope County, AR, Residential Housing Facilities
  Board (Arkansas Tech University), 6s, 2027                 $1,000     $  1,006,310
 West Memphis, AR, Public Facilities Board
  Mortgage Rev., AMBAC, 0s, 2011                              1,090          522,710
                                                                        ------------
                                                                        $  1,529,020
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.2%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                            $4,790     $  6,228,916
 Virgin Islands Public Finance Authority, 5.5s, 2022          1,000        1,021,670
                                                                        ------------
                                                                        $  7,250,586
------------------------------------------------------------------------------------
Single Family Housing Revenue - 15.2%
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.4s, 2023                     $1,160     $  1,227,257
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.45s, 2027                     1,695        1,899,298
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, FNMA, 6.7s, 2027                2,765        3,003,758
 Arkansas Housing Development Agency,
  Residential Mortgage Rev., 0s, 2015                        12,950        2,198,392
 Jefferson County, AR, Health Care & Residential
  Facilities Board, 7.25s, 2011                                 815          868,309
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.375s, 2011                                           190          206,114



Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Single Family Housing Revenue - continued
 Lonoke County, AR, Residential Housing Facilities
  Board, FNMA, 7.9s, 2011                                    $  752     $    839,163
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                                     900        1,007,298
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                                 17,256        7,681,163
 Pulaski County, AR, Public Facilities Board Rev.,
  FNMA, 0s, 2014                                              2,750        1,239,425
 Saline County, AR, Residential Housing Facilities
  Board, 7.875s, 2011                                           770          832,547
                                                                        ------------
                                                                        $ 21,002,724
------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
 Arkansas Student Loan Authority Rev., 7.15s, 2002           $  390     $    417,124
 Arkansas Student Loan Authority Rev., 6.75s, 2006              905          951,861
 Arkansas Student Loan Authority Rev., "B",
  6.25s, 2010                                                 2,000        2,168,220
                                                                        ------------
                                                                        $  3,537,205
------------------------------------------------------------------------------------
Universities - 0.8%
 Conway, AR, Public Facilities Rev. (Hendrix
  College), 5.85s, 2016                                      $1,000     $  1,058,890
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.2%
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2019                           $2,130     $  2,283,871
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 5s, 2012                                1,000        1,032,710
 Beaver, AR, Water District, Benton & Washington
  Counties, Water & Sewer Rev., MBIA,
  5.85s, 2008                                                 2,000        2,182,660
 Fort Smith, AR, Water & Sewer Rev., MBIA,
  6s, 2012                                                    2,250        2,476,890
 Russellville, AR, Water Systems Rev., AMBAC,
  6.25s, 2012                                                 1,365        1,476,821
 South Sebastian County, AR, Water Users Assn.,
  5.95s, 2016                                                 2,425        2,536,914
 South Sebastian County, AR, Water Users Assn.,
  6.15s, 2023                                                 1,000        1,049,720
 Texarkana, AR, Waterworks Facilities Rev., FGIC,
  5.2s, 2010                                                  1,000        1,061,670
                                                                        ------------
                                                                        $ 14,101,256
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $123,602,032)                   $136,707,691
------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.2%
------------------------------------------------------------------------------------
 Heard County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 09/01/29, at Identified Cost                           $  300     $    300,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $123,902,032)                       $137,007,691

Other Assets, Less Liabilities - 0.7%                                        980,803
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $137,988,494
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


                                                                         9 - MAR

Portfolio of Investments (Unaudited) - September 30, 1998

MFS CALIFORNIA MUNICIPAL BOND FUND
Municipal Bonds - 96.2%




------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
General Obligation - 8.8%
 Commonwealth of Puerto Rico, 5.5s, 2009                     $2,500      $ 2,739,025
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority Rev., FSA, 5.5s, 2015              1,000        1,114,140
 Corona, CA, Unified School District, "A", FSA,
  5.375s, 2018                                                1,350        1,417,311
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2013                                                    1,350          680,332
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2014                                                    1,200          568,572
 Paramount, CA, Unified School District, "A", FSA,
  5.125s, 2019                                                2,000        2,044,900
 State of California, 10s, 2007                               1,055        1,526,680
 State of California, 6.5s, 2010                              1,235        1,498,685
 State of California, AMBAC, 7.2s, 2008                       1,600        1,990,368
 State of California, AMBAC, 6.3s, 2010 ###                   6,000        7,156,980
 State of California, AMBAC, 7s, 2010                         2,000        2,507,820
 Walnut Valley, CA, AMBAC, 6s, 2011                           1,600        1,870,752
                                                                         -----------
                                                                         $25,115,565
------------------------------------------------------------------------------------
State and Local Appropriation - 15.9%
 Banning, CA, Certificates of Participation, Water
  System Improvement, AMBAC, 8s, 2019                        $1,000      $ 1,410,030
 California Public Works Board, Lease Rev.,
  5.55s, 2010                                                 4,000        4,472,760
 California Public Works Board, Lease Rev., MBIA,
  5.5s, 2015                                                  4,500        4,978,395
 California Public Works Board,
  (California State University Trustees), 5.25s, 2013         1,500        1,586,265
 California Public Works Board, Lease Rev
  (Department of Corrections), 7.4s, 2010                     5,000        6,404,300
 Fortuna, Parlier & Susanville, CA, Certificates of
  Participation, "B", 7.375s, 2017                              930          993,565
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006               6,000        4,333,620
 Los Angeles, CA, Building Authority, MBIA,
  5.625s, 2011                                                3,375        3,815,505
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, AMBAC,
  0s, 2005                                                    2,400        1,828,392
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018                  3,460        4,080,932
 Pomona, CA, Public Financing Authority Rev.,
  6.25s, 2010                                                 4,020        4,747,459
 San Joaquin County, CA, Certificates of
  Participation (General Hospital), 6.625s, 2020              2,000        2,194,320
 Tulare County, CA, Certificates of Participation
  (Capital Improvements Program), MBIA,
  6s, 2016                                                    1,000        1,116,240
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA, 0s, 2005               4,655        3,505,355
                                                                         -----------
                                                                         $45,467,138
------------------------------------------------------------------------------------
Refunded and Special Obligations - 21.3%
 Apple Valley, CA, Hospital Rev., Certificates of
  Participation (St. Mary's Hospital), CHFC,
  6.75s, 2002                                                $4,880      $ 5,395,230
 California Educational Facilities Authority Rev
  (St. Mary's College), 7.5s, 2000                            1,000        1,095,270
 California Health Facilities Financing Authority
  Rev. (AIDS Hospice Foundation), 7.15s, 2000                 2,875        3,056,729
 California Health Facilities Financing Authority
  Rev. (St. Joseph's Hospital), CHFC, 6.75s, 2001             2,710        2,977,477



Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 California Statewide Community Development
  Authority, Certificates of Participation, CHFC,
  0s, 2007                                                   $3,645      $ 2,541,403
 California Statewide Community Development
  Authority, Certificates of Participation, CHFC,
  0s, 2008                                                    6,345        4,226,341
 California Statewide Community Development
  Authority (St. Joseph's Hospital), 6.625s, 2004             4,205        4,896,428
 Central Valley, CA, 6.2s, 2003                               3,000        3,369,300
 Corona, CA, Certificates of Participation (Corona
  Community Hospital), 8s, 2005                                 585          724,253
 Desert Hospital District, CA, Hospital Rev. (Desert
  Hospital Corp.), 8.874s, 2002 ++++                          3,000        3,664,980
 Emeryville, CA, Public Financing Authority,
  Redevelopment Project, 6.5s, 2002                             770          855,555
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, 9s, 2005          1,900        2,509,577
 M-S-R Public Power Agency (San Juan), MBIA,
  6.75s, 2020                                                 3,000        3,682,500
 Mojave, CA, Water Agency Rev. (Morongo Basin),
  6.6s, 2002                                                  1,400        1,574,412
 Palos Verdes, CA, Library District, 6.7s, 2016               1,250        1,342,713
 Pomona, CA, Public Financing Authority Rev.,
  5.75s, 2004                                                   855          949,478
 Pomona, CA, Single Family Mortgage Rev.,
  FHLMC, GNMA, 7.5s, 2000                                     2,000        2,677,500
 Pomona, CA, Single Family Mortgage Rev., FNMA,
  GNMA, 7.375s, 2010                                          2,000        2,442,380
 Southern California Public Power Transmission
  Rev., "A", 0s, 2005                                         3,795        2,909,892
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills Project), 7s, 2021                            8,900       10,181,422
                                                                         -----------
                                                                         $61,072,840
------------------------------------------------------------------------------------
Airport and Port Revenue - 5.8%
 Los Angeles, CA, Department of Airport Rev.
  (Ontario International Airport), FGIC, 6s, 2017            $4,100      $ 4,544,481
 Los Angeles, CA, Harbor Department Rev.,
  6.625s, 2025                                                2,000        2,195,380
 Port Oakland, CA, Port Rev., MBIA, 0s, 2009                  7,000        4,380,600
 Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016                1,000        1,106,830
 San Francisco, CA, City & County Airports
  Commission, International Airport Rev., 6.5s, 2019          4,000        4,509,040
                                                                         -----------
                                                                         $16,736,331
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.0%
 California Pollution Control Financing Authority
  Rev. (Pacific Gas & Electric Co.), 6.625s, 2009            $1,000      $ 1,093,500
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.25s, 2030                            1,000        1,082,440
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.1s, 2031                             1,050        1,141,455
 Northern California Public Power Authority
  (Geothermal Project), 5.85s, 2010                           1,750        1,980,108
 Southern California Public Power Authority Rev
  (Southern Transmission Project), 0s, 2005                   4,205        3,229,650
                                                                         -----------
                                                                         $ 8,527,153
------------------------------------------------------------------------------------
Health Care Revenue - 3.4%
 California Health Facilities Financing Authority
  (Downey Community Hospital), 5.625s, 2008                  $3,000      $ 3,185,400

10 - MCA

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Health Care Revenue - continued
 California Health Facilities Financing Authority
  (Kaiser Permanente), 7s, 2018                              $1,000      $ 1,048,830
 California Hospital Rev., Refunding &
  Improvement Project (Valley Health Systems),
  6.5s, 2015                                                  2,760        3,011,574
 Upland, CA (San Antonio Community Hospital),
  5s, 2018                                                    2,500        2,466,250
                                                                         -----------
                                                                         $ 9,712,054
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.4%
 California Pollution Control Financing Authority
  Rev., 6.7s, 2007                                           $2,750      $ 2,912,553
 California Pollution Control Financing Authority
  Rev. (Frito-Lay, Inc.), 6.375s, 2004                        1,025        1,104,304
                                                                         -----------
                                                                         $ 4,016,857
------------------------------------------------------------------------------------
Insured Health Care Revenue - 1.9%
 Abag, CA, Finance Authority (Rhoda Haas
  Goldman Plaza), CHFC, 5.125s, 2015                         $2,250      $ 2,281,522
 California Health Facilities Financing Authority,
  CMI, 5.25s, 2018                                            1,000        1,023,170
 California Health Facilities Financing Authority
  (Sutter Health), MBIA, 7s, 2009                             1,000        1,028,000
 California Statewide Community Development
  Authority, MBIA, 6s, 2011                                   1,015        1,174,264
                                                                         -----------
                                                                         $ 5,506,956
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.1%
 California Housing Finance Agency (Multi-Unit
  Rental Housing), 6.7s, 2015                                $2,750      $ 2,949,155
 California Statewide Community Development
  Authority (Irvine Apartments), 5.25s, 2025                  3,000        3,074,550
 Palmdale, CA, Multi-Family Housing Rev., FNMA,
  7.375s, 2024                                                1,000        1,091,310
 Yolo County, CA, Housing Authority Mortgage Rev
  (Walnut Park Apartments), FHA, 7.2s, 2033                   4,150        4,518,064
                                                                         -----------
                                                                         $11,633,079
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.0%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority Rev., MBIA, 5.5s, 2013            $3,000      $ 3,340,770
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                                3,000        3,131,580
 Virgin Islands Public Finance Authority, 5.5s, 2022          2,000        2,043,340
                                                                         -----------
                                                                         $ 8,515,690
------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.4%
 California Housing Finance Agency, 7.75s, 2010              $  400      $   416,984
 California Housing Finance Agency, MBIA,
  6s, 2010                                                    1,400        1,504,062
 California Rural Home Mortgage Finance
  Authority, GNMA, 0s to 1999, 5.75s to 2029                  1,500        1,672,320
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                              140          158,157
 Southern California Home Finance Authority,
  Single Family Mortgage Rev., GNMA,
  7.625s, 2023                                                  165          173,596
                                                                         -----------
                                                                         $ 3,925,119
------------------------------------------------------------------------------------
Special Assessment District - 7.8%
 Anaheim, CA, Public Finance Authority Rev.,
  MBIA, 0s, 2006                                             $5,000      $ 3,619,400



Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Special Assessment District - continued
 Anaheim, CA, Public Finance Authority Rev
  (Redevelopment Project), MBIA, 0s, 2005                    $3,210      $ 2,425,733
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2005                                                    2,235        1,711,027
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2006                                                    3,415        2,504,800
 Commerce, CA, Community Development
  Commission, MBIA, 5.5s, 2010                                3,545        3,943,032
 Concord, CA, Redevelopment Agency, Tax
  Allocation, BIGI, 8s, 2018                                     40           41,213
 Emeryville, CA, Public Financing Authority,
  Unrefunded Balance Redevelopment Project,
  6.5s, 2021                                                  1,230        1,333,234

 Pomona, CA, Public Financing Authority Rev.,
  5.75s, 2020                                                 1,645        1,737,301
 San Jose, CA, Redevelopment Agency, MBIA,
  6s, 2010                                                    1,000        1,166,080
 Santa Cruz County, CA, Redevelopment Agency
  (Oak/Soquel Community), 5.6s, 2017                          1,455        1,557,432
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2007                        1,150          804,643
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2008                        1,125          746,809
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2009                        1,175          740,509
                                                                         -----------
                                                                         $22,331,213
------------------------------------------------------------------------------------
Turnpike Revenue - 2.6%
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2011                                               $5,000      $ 4,119,550
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2020                                               10,000        3,307,100
                                                                         -----------
                                                                         $ 7,426,650
------------------------------------------------------------------------------------
Universities - 3.8%
 California Educational Facilities Authority Rev
  (College & University), 6s, 2012                           $1,400      $ 1,538,530
 California Educational Facilities Authority Rev
  (College & University), 6.3s, 2021                          1,000        1,123,170
 California Educational Facilities Authority Rev
  (L.A. College of Chiropractic), 5.6s, 2017                    500          522,460
 California State University Housing System Rev.,
  6.75s, 2010                                                 1,705        1,824,469
 California State University Housing System Rev.,
  6.75s, 2011                                                 3,570        3,820,150
 Los Angeles, CA, Certificates of Participation,
  5.7s, 2018                                                  1,900        1,955,024
                                                                         -----------
                                                                         $10,783,803
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.0%
 California Department of Water Resources Rev.,
  Central Valley Project, 7s, 2012                           $1,495      $ 1,912,165
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                                    2,080        1,540,739
 Metropolitan Water District, Linked Savers, RIBS,
  5.75s, 2018                                                10,000       11,376,100
 Metropolitan Water District, South California, "A",
  5s, 2026                                                    2,000        2,004,180
 Metropolitan Water District, Waterworks, 5s, 2020            9,000        9,011,430
 San Diego, CA, Water & Utility Systems Rev.,
  FGIC, 5.375s, 2014                                          2,540        2,713,304
                                                                         -----------
                                                                         $28,557,918
------------------------------------------------------------------------------------

                                                                        11 - MCA

--------------------------------------------------------------------------------

                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Other - 2.0%
 Anaheim, CA, Public Finance Authority Rev., FSA,
  6s, 2024                                                   $1,000      $ 1,183,860
 California Public Capital Improvements Financing
  Authority Rev., MBIA, 8.1s, 2018                            1,820        1,854,907
 South Coast Air Quality Management District Rev.,
  AMBAC, 0s, 2005                                             3,480        2,664,149
                                                                         -----------
                                                                         $ 5,702,916
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $243,625,956)                   $275,031,282
------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.6%
------------------------------------------------------------------------------------
 California Health Facilities Financing Authority
  Rev. (St. Joseph's Hospital), due 7/01/13                  $  100      $   100,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 11/01/00                              2,400        2,400,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 10/01/09                                800          800,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 10/01/10                                200          200,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 10/01/11                              2,850        2,850,000
 California Statewide Community Development
  (Sutter Health), due 07/01/15                                 500          500,000
 Orange County, CA, Sanitation District,
  due 08/01/16                                                  700          700,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $7,550,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $251,175,956)                       $282,581,282

Other Assets, Less Liabilities - 1.2%                                      3,486,649
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $286,067,931
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS FLORIDA MUNICIPAL BOND FUND

Municipal Bonds - 97.8%

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
General Obligation - 9.9%
 Dade County, FL, 7.125s, 2016                               $2,380      $ 3,080,125
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                                2,600        3,794,908
 Palm Beach County, FL, 6.5s, 2010                            2,000        2,422,280
                                                                         -----------
                                                                         $ 9,297,313
------------------------------------------------------------------------------------
Refunded and Special Obligations - 19.9%
 Altamonte Springs, FL, Health Facilities Rev.,
  5.7s, 2012 ###                                             $1,175      $ 1,314,825
 Bay County, FL, School Board, Certificates of
  Participation, AMBAC, 6.75s, 2004                           1,000        1,161,230
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, IBC,
  7.2s, 2002                                                  1,000        1,129,410
 Charlotte County, FL, Utility Rev, FGIC, 6.875s, 2003          500          578,800
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                          490          523,055
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2003                                        785          895,575
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2003                                        215          241,531
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                                  400          573,720
 Florida Turnpike Authority Rev. (Fitch Light), "A",
  AMBAC, 7.125s, 2001                                         1,250        1,383,050
 Hillsborough County, FL, Capital Improvement Rev
  (County Center), 6.75s, 2002                                1,500        1,678,830
 Jacksonville, FL, Hospital Rev. (Baptist Medical
  Center), "A", MBIA, 7.3s, 1999                              1,900        1,987,248
 Palm Beach County, FL, School Board,
  Certification of Participation, AMBAC,
  6.375s, 2004                                                2,000        2,277,040
 Port St. Lucie, FL, Utility Rev., Capital
  Appreciation, FGIC, 0s, 2006                                2,405          712,986
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                      240          265,438
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                                  1,100        1,227,743
 Puerto Rico Public Buildings Authority Rev.,
  6.875s, 2002                                                  740          832,345
 State of Florida, Jacksonville Transportation,
  6.4s, 2002                                                    750          825,210
 Tampa, FL, Allegheny Health System (St
  Joseph's), MBIA, 6.5s, 2004                                 1,000        1,159,760
                                                                         -----------
                                                                         $18,767,796
------------------------------------------------------------------------------------
Airport and Port Revenue - 6.6%
 Hillsborough County, FL, Aviation Authority Rev.
  (Delta Airlines), 6.8s, 2024                               $1,500      $ 1,635,735
 Hillsborough County, FL, Aviation Authority Rev
  (Tampa International), FGIC, 5.875s, 2015                     750          827,602
 Hillsborough County, FL, Aviation Authority Rev
  (USAir), 8.6s, 2022                                         2,400        2,708,112
 Pensacola FL, Airport Rev., MBIA, 5.625s, 2014               1,000        1,081,000
                                                                         -----------
                                                                         $ 6,252,449
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 25.6%
 Escambia County, FL, Utility Systems Rev., FGIC,
  0s, 2015                                                   $1,000      $   461,640

12 - MFL

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Escambia County, FL, Utility Systems Rev., FGIC,
  6.25s, 2015                                                $1,500      $ 1,778,955
 Hillsborough County, FL, Industrial Development
  Authority, Pollution Control Rev. (Tampa Electric
  Co.), 8s, 2022                                              3,000        3,480,330
 Jacksonville, FL, Electric Authority Rev. (St. Johns
  River Power), 0s, 2010                                      4,995        2,968,529
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2011                                      5,000        2,763,400
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2012                                      3,000        1,566,870
 Martin County, FL, Industrial Development
  Authority (Indiantown Cogeneration), 7.875s, 2025           3,625        4,248,246
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017                                  1,500        1,868,535
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                                2,400        2,792,208
 Puerto Rico Electric Power Authority Rev., FSA,
  6s, 2016                                                    2,000        2,197,820
                                                                         -----------
                                                                         $24,126,533
------------------------------------------------------------------------------------
Health Care Revenue - 7.2%
 Brevard County, FL, Health Facilities Authority
  Rev. (Friendly Village), 9.25s, 2012                       $  365      $   370,979
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), "B", 6s, 2014                                    2,500        2,658,825
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National
  Benevolent), 6.4s, 2016                                     1,825        1,987,498
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National Cypress),
  7s, 2014                                                    1,250        1,386,362
 Orange County, FL, Industrial Development Rev
  (Friendly Village), 9.25s, 2012                               335          340,270
                                                                         -----------
                                                                         $ 6,743,934
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.4%
 Escambia County, FL, Industrial Development Rev
  (Champion International), 6.8s, 2012                       $1,000      $ 1,110,570
 Escambia County, FL, Pollution Control Rev
  (Champion International), 6.95s, 2007                       1,000        1,109,580
                                                                         -----------
                                                                         $ 2,220,150
------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.3%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 6.5s, 2007                $1,000      $ 1,101,870
 Charlotte County, FL, Health Care Facilities Rev
  (Bon Secours), FSA, 7.863s, 2027 ++++                       2,500        2,893,750
 Hillsborough County, FL, Industrial Development
  Rev. (University Community Hospital), MBIA,
  6.5s, 2019                                                  1,000        1,225,700
 Jacksonville, FL, Hospital Rev. (University Medical
  Center), CONNIE LEE, 6.6s, 2013                               500          548,635
 Tallahassee, FL, Health Facilities Rev. (Tallahassee
  Memorial Regional Medical Center), MBIA,
  6.625s, 2013                                                1,000        1,151,580
                                                                         -----------
                                                                         $ 6,921,535
------------------------------------------------------------------------------------


Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.0%
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2010         $1,000      $   585,290
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2011          1,000          552,680
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                            1,500        1,671,210
                                                                         -----------
                                                                         $ 2,809,180
------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.1%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", GNMA, 7s, 2024                         $   75      $    79,284
------------------------------------------------------------------------------------
Special Assesment District - 2.1%
 Arbor Greene, FL, Community Development
  District, 5.75s, 2006                                      $1,000      $ 1,006,050
 Heritage Isles, FL, Community Development
  District, 5.75s, 2005                                       1,000          991,520
                                                                         -----------
                                                                         $ 1,997,570
------------------------------------------------------------------------------------
Turnpike Revenue - 1.9%
 Florida Mid Bay Bridge Authority Rev., AMBAC,
  0s, 2018                                                   $1,860      $   703,043
 Orlando & Orange County, FL, Expressway Florida,
  FGIC, 6.164s, 2004                                          1,000        1,126,520
                                                                         -----------
                                                                         $ 1,829,563
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.0%
 Lee County, FL, Industrial Development Authority
  Rev. (Bonita Springs Utilities), MBIA, 6.05s, 2015         $1,000      $ 1,104,630
 Miramar, FL, Wastewater Improvement Rev., FGIC,
  6.75s, 2016                                                   955        1,095,576
 Seminole, FL, Water & Sewer Improvement Rev.,
  MBIA, 6s, 2019                                              3,000        3,504,180
                                                                         -----------
                                                                         $ 5,704,386
------------------------------------------------------------------------------------
Other - 5.8%
 Dade County, FL, Solid Waste Special Obligation,
  AMBAC, 5.125s, 2010                                        $1,250      $ 1,328,975
 Florida Department of Environmental Preservation
  Rev., MBIA, 5.5s, 2012                                      2,295        2,491,314
 Palm Beach County, FL, Criminal Justice Facilities,
  FGIC, 5.75s, 2013                                             500          563,580
 Palm Beach County, FL, Solid Waste Authority
  Rev., Improvement Series "B", AMBAC,
  5.375s, 2011                                                1,000        1,066,660
                                                                         -----------
                                                                         $ 5,450,529
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $81,798,830)                     $92,200,222
------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.1%
------------------------------------------------------------------------------------
 Dade County, FL, Industrial Development
  Authority, Pollution Control Rev., due 04/01/20, at
  Identified Cost                                            $  100      $   100,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $81,898,830)                         $92,300,222

Other Assets, Less Liabilities - 2.1%                                      1,954,577
------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $94,254,799
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


                                                                        13 - MFL

Portfolio of Investments (Unaudited) - September 30, 1998

MFS GEORGIA MUNICIPAL BOND FUND
Municipal Bonds - 96.0%




------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
General Obligation - 9.5%
 Dalton, GA, Development Authority Rev., MBIA,
  5.5s, 2017                                                 $1,000      $ 1,104,670
 Fulton County, GA, School District, 6.375s, 2010             2,000        2,356,020
 Fulton County, GA, School District, 6.375s, 2012             1,000        1,198,930
 Fulton County, GA, School District, 6.375s, 2016             1,000        1,206,980
 State of Georgia, 6.25s, 2011                                1,000        1,195,920
                                                                         -----------
                                                                         $ 7,062,520
------------------------------------------------------------------------------------
State and Local Appropriation - 2.4%
 Fulton County, GA, Building Authority Rev.
  (Judicial Center), 0s, 2011                                $3,000      $ 1,753,140
------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.2%
 Barnesville, GA, Water and Sewer Rev., 6.9s, 2002           $1,715      $ 1,935,806
 Columbia County, GA, Water and Sewer Rev.,
  AMBAC, 6.9s, 2001                                           1,000        1,099,650
 DeKalb County, GA, GNMA, 7.5s, 2000                            780          831,893
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                                3,150        3,717,000
 George L. Smith II/Georgia World Congress
  Center Authority (Domed Stadium Project),
  7.875s, 2000                                                1,475        1,604,033
 Hogansville, GA, Combined Public Utility Systems
  Rev., 9s, 2000                                              2,200        2,462,504
 Territory of Virgin Islands, 7.75s, 2001                       335          367,827
                                                                         -----------
                                                                         $12,018,713
------------------------------------------------------------------------------------
Airport and Port Revenue - 15.8%
 Atlanta, GA, Airport Facilities Rev., 6.25s, 2021           $  500      $   528,105
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                                    6,000        3,603,300
 Atlanta, GA, Airport Facilities Rev., MBIA, 0s, 2010         5,100        2,950,350
 Atlanta, GA, Special Purpose Facilities Rev. (Delta
  Airlines), 7.9s, 2018                                       1,000        1,057,360
 Clayton County, GA, Development Authority,
  Special Facilities Rev. (Delta Airlines),
  7.625s, 2020                                                  500          528,160
 Commonwealth of Puerto Rico Ports Authority
  (American Airlines), 6.25s, 2026                            1,425        1,567,243
 Fulton County, GA, Development Authority,
  5.3s, 2013                                                  1,500        1,522,725
                                                                         -----------
                                                                         $11,757,243
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.4%
 Appling County, GA, Development Authority
  (Ogelthorpe Power Corp.), MBIA, 7.15s, 2021                $1,400      $ 1,607,494
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 5.5s, 2009                                           1,225        1,353,723
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 0s, 2013                                             1,675          861,151
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 0s, 2008                                              2,500        1,699,675
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 0s, 2009                                              1,500          972,330
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 6.5s, 2020                                            1,250        1,531,275
 Monroe County, GA, Development Authority,
  Pollution Control Rev. (Oglethorpe Power),
  6.8s, 2012                                                  1,000        1,188,600
                                                                         -----------
                                                                         $ 9,214,248
------------------------------------------------------------------------------------


Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Health Care Revenue - 4.0%
 Richmond County, GA, Development Authority,
  Nursing Home Refunding (Beverly Enterprises),
  8.75s, 2011                                                $1,190      $ 1,334,228
 Royston, GA, Hospital Authority Rev. (Cobb
  Health), 7.375s, 2014                                       1,565        1,667,101
                                                                         -----------
                                                                         $ 3,001,329
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 17.7%
 Adel County, GA, Industrial Development
  Authority, Pollution Control Rev
  (Weyerhaeuser Co.), 9s, 2006                               $1,000      $ 1,011,830
 Cartersville, GA, Development Authority
  Rev., Water & Wastewater Facilities
  (Anheuser-Busch Cos., Inc.), 5.625s, 2009                   1,500        1,648,080
 Cartersville, GA, Development Authority
  Rev., Water & Wastewater Facilities
  (Anheuser-Busch Cos., Inc.), 7.4s, 2010                       500          625,285
 Cartersville, GA, Development Authority
  Rev., Water & Wastewater Facilities
  (Anheuser-Busch Cos., Inc.), 6.75s, 2012                    1,000        1,098,870
 Effingham County, GA, Development Authority,
  Pollution Control Rev. (Fort Howard Corp.),
  7.9s, 2005                                                  1,750        1,843,975
 Emanuel County, GA, Development Authority
  (Figgie Properties), 7.95s, 2004                              475          478,947
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Hershey Foods
  Corp.), 6.6s, 2012                                          1,150        1,264,782
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Stone Container
  Corp.), 7.4s, 2026                                          1,750        1,954,715
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Union Camp Corp.),
  6.15s, 2017                                                 1,000        1,143,870
 Savannah, GA, Port Authority, Pollution Control
  Rev. (Union Carbide Corp.), 7.55s, 2004                     1,000        1,002,920
 Wayne County, GA, Solid Waste Rev
  (ITT-Rayonier, Inc.), 8s, 2015                              1,000        1,078,420
                                                                         -----------
                                                                         $13,151,694
------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.3%
 Albany-Dougherty County, GA, Hospital Authority
  Rev. (Phoebe Putney Memorial Hospital, Inc.),
  AMBAC, 7.37s, 2013 ++++                                    $1,550      $ 1,752,043
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 6.9%
 Cobb County, GA, Housing Authority Rev
  (Signature Place), 6.875s, 2017                            $1,465      $ 1,562,569
 Hinesville, GA, Leased Housing Corp. Rev
  (Baytree Apartments), FHA, 6.7s, 2017                         900          970,173
 Marietta, GA, Development Authority Rev
  (Southern Polytech), 6.25s, 2027                            1,000        1,022,340
 St. Mary's, GA (Cumberland Oaks Apartments),
  FNMA, 7.375s, 2022                                          1,470        1,557,274
                                                                         -----------
                                                                         $ 5,112,356
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.4%
 Virgin Islands Public Finance Authority, 5.5s, 2018         $1,000      $ 1,024,360
------------------------------------------------------------------------------------

14 - MGA

------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                 (000 Omitted)         Value
------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.4%
 DeKalb County, GA, Housing Authority Rev.,
  GNMA, 7.75s, 2022                                          $  495      $   515,825
 Georgia Housing & Finance Authority, 0s, 2031                6,460          599,552
 Georgia Residential Finance Authority Rev., FHA,
  8s, 2020 ###                                                  315          330,177
 Georgia Residential Finance Authority Rev., FHA,
  7.25s, 2021                                                   320          344,563
                                                                         -----------
                                                                         $ 1,790,117
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.0%
 Brunswick, GA, Water & Sewer Rev., MBIA, 6.1s,
  2014                                                       $1,000      $ 1,177,240
 Cartersville, GA, Water & Sewer Rev., AMBAC,
  7.2s, 2012                                                  2,225        2,411,566
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                                  100          118,369
                                                                         -----------
                                                                         $ 3,707,175
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $63,080,549)                     $71,344,938
------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.4%
------------------------------------------------------------------------------------
 Burke County, GA, Development Authority
  Pollution (Georgia Power Co.), due 09/01/25                $  400      $   400,000
 Coweta County, GA Development Authority
  (Georgia Power Co.), due 03/01/24                             200          200,000
 Georgia Hospital Financing Authority Rev
  (Hospital Loan Program), due 03/01/01                         800          800,000
 Heard County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 09/01/29                                                  200          200,000
 Putnam County, GA, Development Authority
  (Georgia Power Co.), due 09/01/29                             200          200,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                       1,800,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $64,880,549)                         $73,144,938

Other Assets, Less Liabilities - 1.6%                                      1,156,016
------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $74,300,954
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS MARYLAND MUNICIPAL BOND FUND
Municipal Bonds - 95.3%

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
General Obligation - 11.6%
 Anne Arundel County, MD, 4.9s, 2011 ###                     $1,005      $ 1,034,849
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2009                                              700          761,362
 Baltimore, MD, Consolidated Public Improvement,
  MBIA, 7s, 2009                                              1,000        1,250,910
 Baltimore, MD, Consolidated Public Improvement,
  7.15s, 2009                                                 2,120        2,664,819
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2010                                              815          885,090
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2011                                            900          981,432
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2013                                            770          835,881
 Howard County, MD, Metropolitan District,
  0s, 2008                                                    1,975        1,318,569
 Montgomery County, MD, Public Improvement,
  0s, 2009                                                    4,000        2,554,800
 Prince George's County, MD, 0s, 2007                         5,110        3,541,179
 State of Maryland, 9s, 1999                                    350          367,766
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                                  1,070        1,172,816
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                                   865          892,282
                                                                         -----------
                                                                         $18,261,755
------------------------------------------------------------------------------------
State and Local Appropriation - 12.1%
 Calvert County, MD, Community Lease Rev.,
  7.2s, 2010                                                 $  750      $   805,050
 Howard County, MD, Certificates of Participation,
  8.15s, 2021                                                   450          659,565
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019                                                 805        1,153,308
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019                                                 385          551,582
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019                                                 680          974,222
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012                           1,000        1,101,780
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., 7.6s, 2019                                    2,580        2,739,418
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005                               2,495        1,913,965
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006                               2,490        1,822,829
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2011                               3,675        2,096,073
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004                         980          786,234
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2006                       1,800        1,322,730
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009                       1,500          949,125
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2010                       2,730        1,655,472
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2011                       1,000          570,360
                                                                         -----------
                                                                         $19,101,713
------------------------------------------------------------------------------------
Refunded and Special Obligations - 14.1%
 Baltimore, MD, Water Utility Rev., MBIA,
  6.5s, 2020                                                 $  540      $   566,131
 Commonwealth of Puerto Rico, 6.5s, 2004                      2,000        2,305,720

                                                                        15 - MMD

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2021                               $1,500      $ 1,683,285
 Maryland Health & Higher Education Facilities
  Authority Rev. (Good Samaritan Hospital),
  5.7s, 2009                                                  1,085        1,224,433
 Maryland Health & Higher Educational Facilities
  Authority Rev. (Howard County General
  Hospital), 5.5s, 2021                                       4,000        4,249,720
 Maryland Health & Higher Education Facilities
  Authority Rev. (Kennedy Institute), 6.75s, 2001               500          538,660
 Maryland Health & Higher Education Facilities
  Authority Rev. (Sinai Hospital/Baltimore),
  AMBAC, 7s, 2019                                             1,500        1,613,295
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 7s, 2017                                     1,840        2,029,925
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 6.5s, 2021                                   1,000        1,072,220
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2006            1,135          828,278
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2008            1,400          921,578
 Prince George's County, MD, Hospital Rev
  (Dimensions Health Corp.), 7.25s, 2017                      2,000        2,276,740
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                                  500          691,565
 Puerto Rico Electric Power Authority Rev., 7s, 2011          1,000        1,105,990
 Washington, MD, Suburban Sanitation District,
  6.9s, 2013                                                  1,045        1,149,134
                                                                         -----------
                                                                         $22,256,674
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 1.4%
 Prince George's County, MD (Potomac Electric),
  5.75s, 2010                                                $2,000      $ 2,236,260
------------------------------------------------------------------------------------
Health Care Revenue - 6.1%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                                    $1,327      $ 1,428,567
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Nursing &
  Rehabilation Center), 6.375s, 2027                          1,500        1,547,925
 Maryland Health & Higher Education Facilities
  Authority Rev. (Doctors Community Hospital),
  5.5s, 2024                                                  2,000        2,014,720
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins Hospital), 0s, 2010            2,000        1,175,560
 Maryland Health & Higher Education Facilities
  Authority Rev. (Medlantic Hospital Care Corp.),
  8.375s, 2014                                                3,440        3,474,572
                                                                         -----------
                                                                         $ 9,641,344
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.2%
 Baltimore, MD, Port Facilities Rev. (duPont (E.I.)
  de Nemours), 6.5s, 2011                                    $1,500      $ 1,653,420
 Cecil County, MD, Commissioners Industrial
  Development Rev. Board, 5.25s, 2006                         1,000        1,072,840
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 10.5s, 2004                          150          150,750
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 9.125s, 2015                         500          509,350
                                                                         -----------
                                                                         $ 3,386,360
------------------------------------------------------------------------------------


Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.8%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                          $4,550      $ 4,868,091
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mercy Medical Center), FSA,
  5.625s, 2017                                                1,800        1,945,530
 Maryland Health & Higher Educational Authority
  Rev. (Anne Arundel Medical Center), FSA,
  5.1s, 2018                                                  1,400        1,430,450
 Maryland Health & Higher Educational Authority
  Rev. (Upper Chesapeake Hospital), FSA,
  5.5s, 2020                                                  2,000        2,096,340
 Maryland Industrial Development Finance
  Authority, Economic Development Rev. (Bon
  Secours Health System), FSA, 7.873s, 2022 ++++              1,400        1,870,694
                                                                         -----------
                                                                         $12,211,105
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.1%
 Baltimore, MD, City Housing, FHA, 7.75s, 2009               $  880      $   888,800
 Baltimore, MD, City Housing, FNMA, 7.25s, 2023               1,205        1,236,643
 Maryland Community Development Administration,
  7.375s, 2021                                                  330          352,057
 Maryland Community Development Administration,
  8.4s, 2029                                                  1,320        1,354,650
 Maryland Community Development Administration,
  0s, 2032                                                   11,605          884,417
 Maryland Community Development Administration,
  7.8s, 2032                                                  1,190        1,259,044
 Montgomery County, MD, Housing Opportunities
  Commission, 7.375s, 2032                                      510          541,396
                                                                         -----------
                                                                         $ 6,517,007
 ------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.7%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority, Highway Rev., FSA,
  5.5s, 2013                                                 $1,850      $ 2,060,142
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2012                                          1,000        1,098,410
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                            2,000        2,175,020
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                                1,000        1,043,860
 Virgin Islands Public Finance Authority, 5.5s, 2022          1,000        1,021,670
                                                                         -----------
                                                                         $ 7,399,102
------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.5%
 Maryland Community Development Administration,
  7.7s, 2015                                                 $  580      $   607,933
 Maryland Community Development Administration,
  5.875s, 2016                                                2,000        2,137,040
 Maryland Community Development Administration,
  8.25s, 2017                                                   240          244,949
 Maryland Community Development Administration,
  6.75s, 2026                                                 2,250        2,439,607
 Maryland Community Development Administration,
  7.625s, 2029                                                  860          883,702
 Maryland Community Development Administration,
  7.85s, 2029                                                   390          407,780
 Montgomery County, MD, Housing Opportunities
  Commission, 7.5s, 2017                                        365          383,297
                                                                         -----------
                                                                         $ 7,104,308
------------------------------------------------------------------------------------

16 - MMD

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Solid Waste Revenue - 5.1%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                              $1,000      $ 1,110,270
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                       2,000        2,184,520
 Northeast Maryland Waste Disposal Authority
  (Southwest County Resource Recovery), MBIA,
  7.2s, 2005                                                  1,000        1,169,490
 Prince George's County, MD (Solid Waste
  Management), FSA, 5.25s, 2013                               3,500        3,619,070
                                                                         -----------
                                                                         $ 8,083,350
------------------------------------------------------------------------------------
Universities - 10.4%
 Annapolis, MD, Economic Development Rev. (St
  John's College), 5.5s, 2018                                $  750      $   770,535
 Maryland Health & Higher Educational Facilities
  Authority Rev. (John Hopkins University),
  5.125s, 2020                                                6,000        6,122,220
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University),
  5.625s, 2027                                                1,400        1,484,504
 Maryland Health & Higher Education Facilities
  Authority Rev. (Loyola College), MBIA, 5.5s, 2016           3,000        3,210,540
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mt. St. Mary's College), 6.5s, 2009           646          695,702
 Morgan, MD, State University, Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015                1,500        1,771,320
 University of Maryland, Auxillary Facilities &
  Tuition Rev., 0s, 2004                                      1,000          798,320
 University of Maryland, Auxiliary Facilities &
  Tuition Rev., 5s, 2009                                      1,385        1,458,156
                                                                         -----------
                                                                         $16,311,297
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.6%
 Baltimore, MD, Wastewater Rev., FGIC, 6s, 2015              $1,000      $ 1,167,280
 Baltimore, MD, Wastewater Rev., MBIA,
  5.65s, 2020 ++++                                            2,000        2,254,780
 Baltimore, MD, Wastewater Rev., MBIA, 7.32s, 2020            3,000        3,838,320
                                                                         -----------
                                                                         $ 7,260,380
------------------------------------------------------------------------------------
Other - 6.6%
 Baltimore County, MD, 5.375s, 2013                          $1,600      $ 1,648,448
 Baltimore, MD, Convention Center Rev., MBIA,
  5.5s, 2014                                                  2,695        2,924,856
 Maryland Industrial Development Finance
  Authority (American Center for Physics),
  6.625s, 2017                                                1,500        1,636,065
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8s, 2012                        2,825        3,245,897
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8.25s, 2012                       835          888,991
                                                                         -----------
                                                                         $10,344,257
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $134,169,669)                   $150,114,912
------------------------------------------------------------------------------------




Floating Rate Demand Notes - 3.4%

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Presbyterian), due 03/01/20                $  300      $   300,000
 Allegheny County, PA, Hospital Development
  Authority Rev. (Presbyterian University Hospital),
  due 03/01/18                                                  150          150,000
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 03/01/24                                                1,300        1,300,000
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Vogtle), due 09/01/26                 100          100,000
 East Baton Rouge, LA, Pollution Control Rev
  (Exxon Corp.), due 11/01/19                                 1,100        1,100,000
 Georgia Hospital Financing Authority Rev
  (Hospital Loan Program), due 03/01/01                         100          100,000
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Exxon Corp.), due 03/01/24            100          100,000
 Heard County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 9/01/29                                                   300          300,000
 Hillsborough County, FL, Pollution Control Rev.,
  due 05/15/18                                                  100          100,000
 Lincoln County, WY, Pollution Control Rev. (Exxon),
  due 11/01/14                                                1,000        1,000,000
 New York City, NY, due 08/01/22                                100          100,000
 Pinellas County, FL, Health Facility Authority,
  due 12/01/15                                                  700          700,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $5,350,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $139,519,669)                       $155,464,912

Other Assets, Less Liabilities - 1.3%                                      2,026,422
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $157,491,334
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements



                                                                        17 - MMD

Portfolio of Investments (Unaudited) - September 30, 1998

MFS MASSACHUSETTS MUNICIPAL BOND FUND
Municipal Bonds - 98.3%




------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
General Obligation - 13.2%
 Belmont, MA, 5s, 2015                                       $2,165      $ 2,220,359
 Commonwealth of Massachusetts, 0s, 2004                     10,000        7,847,700
 Commonwealth of Massachusetts, 0s, 2005                      2,000        1,520,900
 Commonwealth of Massachusetts, 0s, 2005                      2,000        1,500,780
 Commonwealth of Massachusetts, AMBAC,
  5.75s, 2010                                                 3,000        3,416,850
 Commonwealth of Massachusetts, FGIC, 0s, 2006                4,000        2,942,160
 Commonwealth of Massachusetts, FGIC, 7s, 2009                1,250        1,545,912
 Commonwealth of Massachusetts, FGIC,
  5.75s, 2011                                                 3,000        3,411,840
 Commonwealth of Massachusetts, MBIA,
  7.5s, 2004                                                  2,850        3,373,573
 Gloucester, MA, AMBAC, 7s, 2009                                225          241,704
 Gloucester, MA, AMBAC, 7s, 2010                                215          230,962
 Holyoke, MA, 8s, 2001                                          380          406,912
 Lawrence, MA, AMBAC, 9.75s, 2002                               600          712,938
 Lowell, MA, 8.4s, 2009                                       1,000        1,119,130
 Mashpee MA, MBIA, 6.25s, 2008                                1,530        1,774,280
 Northbridge, MA, 7.6s, 2001                                    325          355,813
 Norton, MA, FGIC, 5.125s, 2014                               1,000        1,029,950
 Norton, MA, FGIC, 5.125s, 2015                               1,000        1,023,520
 Princeton, MA, AMBAC, 7.25s, 2009                              490          525,476
                                                                         -----------
                                                                         $35,200,759
------------------------------------------------------------------------------------
State and Local Appropriation - 7.0%
 Massachusetts Bay Transportation Authority,
  7s, 2021                                                   $5,000      $ 6,428,100
 Massachusetts Bay Transportation Authority
  (General Transportation), MBIA, 6.2s, 2016                 10,400       12,313,496
                                                                         -----------
                                                                         $18,741,596
------------------------------------------------------------------------------------
Refunded and Special Obligations - 21.8%
 Commonwealth of Massachusetts, AMBAC,
  6.75s, 2001                                                $2,500      $ 2,747,475
 Haverhill, MA, FGIC, 7s, 2002                                1,250        1,410,638
 Holyoke, MA, MBIA, 8s, 2001                                  1,700        1,888,003
 Holyoke, MA, MBIA, 8.1s, 2002                                  500          587,420
 Lowell, MA, 7.625s, 2001                                     4,875        5,443,522
 Massachusetts Federally Assisted Housing,
  0s, 2023                                                    4,995        1,205,194
 Massachusetts Health & Education Facilities
  Authority (Brigham & Women's Hospital), MBIA,
  6.75s, 2001                                                 2,900        3,180,604
 Massachusetts Health & Education Facilities
  Authority (Charlton Memorial Hospital),
  7.25s, 2001                                                 1,700        1,884,076
 Massachusetts Health & Education Facilities
  Authority (Emerson Hospital), 8s, 2000                      1,675        1,829,485
 Massachusetts Health & Education Facilities
  Authority (Fairview Extended Care Facility),
  10.25s, 2001                                                2,000        2,334,040
 Massachusetts Health & Education Facilities
  Authority (Massachusetts Eye & Ear Infirmary),
  7.375s, 2001                                                3,000        3,334,530
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  7.2s, 2001                                                  2,500        2,751,850
 Massachusetts Health & Education Facilities
  Authority (Suffolk University), 8s, 2000                    1,750        1,901,638


Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Massachusetts Industrial Finance Agency (Cape
  Cod Health System), 8.5s, 2000                             $  500      $   558,620
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2001                                         4,485        4,986,827
 Massachusetts Industrial Finance Agency, Tunnel
  Rev. (Mass. Turnpike), 9s, 2000                             7,910        8,853,821
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  6.875s, 2002                                                5,600        6,265,672
 Massachusetts Industrial Finance Agency (Ogden
  Haverhil), 5.6s, 2008                                       2,000        2,013,980
 Massachusetts Port Authority, FGIC, 7.5s, 2000               1,060        1,146,093
 Massachusetts Port Authority, 12.75s, 2002                     410          484,448
 Massachusetts Port Authority Rev., "C", ETM,
  13s, 2013                                                     780        1,339,681
 Nantucket Island, MA, Land Bank, 7.75s, 2001                 1,200        1,345,416
 Palmer, MA, AMBAC, 7.7s, 2000                                  500          548,320
                                                                         -----------
                                                                         $58,041,353
------------------------------------------------------------------------------------
Airport and Port Revenue - 6.2%
 Massachusetts Port Authority, 5.75s, 2010                   $  500      $   565,125
 Massachusetts Port Authority, 5s, 2015                       5,600        5,662,832
 Massachusetts Port Authority, FGIC, 7.5s, 2020               3,440        3,704,226
 Massachusetts Port Authority (USAIR), MBIA,
  5.625s, 2011                                                2,140        2,317,042
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                                  2,370        2,558,842
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                 1,500        1,649,730
                                                                         -----------
                                                                         $16,457,797
------------------------------------------------------------------------------------
Health Care Revenue - 10.6%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                                      $  665      $   690,024
 Martha's Vineyard, MA, Land Bank (Land
  Acquisition), 8.125s, 2011                                  3,600        3,887,172
 Massachusetts Health & Education Facilities
  Authority (Beth Israel Hospital), 7s, 2014                  3,000        3,121,560
 Massachusetts Health & Education Facilities
  Authority (Children's Hospital), 6.125s, 2012               2,285        2,458,317
 Massachusetts Health & Education Facilities
  Authority (Dana Farber Cancer Institute),
  6.25s, 2022                                                 1,000        1,098,580
 Massachusetts Health & Educational Facilities
  Authority (Jordan Hospital), 5.25s, 2018                    2,655        2,645,150
 Massachusetts Health & Education Facilities
  Authority (North Adams Regional Hospital),
  6.625s, 2018                                                1,000        1,079,350
 Massachusetts Industrial Finance Agency
  (Beverly Enterprises), 8.375s, 2009                         4,040        4,474,017
 Massachusetts Industrial Finance Agency
  (Evanswood), 7.625s, 2014                                   1,200        1,289,832
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2004               5,000        3,959,550
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2010               5,300        3,021,954
 Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                           400          425,956
                                                                         -----------
                                                                         $28,151,462
------------------------------------------------------------------------------------

18 - MMA

                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.1%
 Massachusetts Industrial Finance Agency
  (Vinfen Corporation), 7.1s, 2018                           $  675      $   740,880
 Massachusetts Industrial Finance Agency
  (Welch Foods Inc.), 5.6s, 2017                              1,700        1,790,202
 Springfield, MA, Industrial Development Finance
  Agency (Terminal Building), 8s, 2001                          308          316,420
                                                                         -----------
                                                                         $ 2,847,502
------------------------------------------------------------------------------------
Insured Health Care Revenue - 3.6%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Alzheimers Center), FHA,
  5.5s, 2012                                                 $  750      $   794,483
 Massachusetts Health & Education Facility
  Authority (Beth Israel Hospital), AMBAC,
  8.218s, 2025 ++++                                           5,000        5,735,250
 Massachusetts Health & Education Facility
  Authority (Newton Wellsley Hospital), MBIA,
  6.125s, 2015                                                1,000        1,118,520
 Massachusetts Health & Education Facility
  Authority (Partners Healthcare), MBIA,
  5.375s, 2018                                                2,000        2,072,540
                                                                         -----------
                                                                         $ 9,720,793
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.0%
 Massachusetts Housing Finance Agency, FNMA,
  6.9s, 2025                                                 $1,700      $ 1,851,640
 Somerville, MA, Housing Authority Rev
  (Clarendon Hill), GNMA, 7.85s, 2010                           910          958,803
                                                                         -----------
                                                                         $ 2,810,443
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.9%
 Commonwealth of Massachusetts, 5s, 2017                     $4,000      $ 4,054,800
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                                3,020        3,152,457
 Virgin Islands Public Finance Authority, 5.5s, 2022          3,000        3,065,010
                                                                         -----------
                                                                         $10,272,267
------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.3%
 Massachusetts Housing Finance Agency,
  8.1s, 2021                                                 $1,150      $ 1,177,496
 Massachusetts Housing Finance Agency,
  7.95s, 2023                                                   790          834,327
 Massachusetts Housing Finance Agency,
  6.6s, 2026                                                    950        1,021,811
 Massachusetts Industrial Finance Agency, MBIA,
  6.35s, 2022                                                 3,000        3,240,420
                                                                         -----------
                                                                         $ 6,274,054
------------------------------------------------------------------------------------
Turnpike Revenue - 3.8%
 Massachusetts Turnpike Authority, MBIA, 0s, 2018            $10,000     $ 3,972,400
 Massachusetts Turnpike Authority, Metropolitan
  Highway System Rev., 5s, 2037                                5,000       4,949,050
 Massachusetts Turnpike Authority, Metropolitan
  Highway System Rev., MBIA, 0s, 2019                          3,500       1,317,365
                                                                         -----------
                                                                         $10,238,815
------------------------------------------------------------------------------------


Municipal Bonds - continued

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Universities - 13.5%
 Massachusetts Health & Education Facility
  Authority (Boston College), 5.25s, 2018                    $3,500      $ 3,558,275
 Massachusetts Health & Education Facility
  Authority (Boston College), 5.25s, 2023                     4,350        4,405,201
 Massachusetts Health & Education Facility
  Authority (Wheaton College), 5.25s, 2019                    1,000        1,019,050
 Massachusetts Industrial Finance Agency
  (Babson College), 5.25s, 2027                               3,000        3,051,420
 Massachusetts Health & Education Facility
  Authority (Boston University), MBIA,
  9.183s, 2031 ###++++                                        5,000        5,931,500
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2004                       1,000          792,240
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2005                       1,000          756,960
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2009                       1,000          623,290
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2010                       1,000          590,120
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2011                         500          278,810
 Massachusetts Industrial Finance Agency
  (Belmont Hill School), 5.625s, 2020                         1,250        1,313,475
 Massachusetts Industrial Finance Agency
  (College Of The Holy Cross), 5s, 2023                       2,500        2,501,200
 Massachusetts Industrial Finance Agency
  (Concord Academy), 5.5s, 2027                               1,000        1,020,920
 Massachusetts Industrial Finance Agency
  (Curry College), 8s, 2010                                     545          594,922
 Massachusetts Industrial Finance Agency
  (Curry College), 8s, 2014                                   1,850        2,001,978
 Massachusetts Industrial Finance Agency
  (Emerson College), 8.9s, 2018                               1,000        1,090,710
 Massachusetts Industrial Finance Agency (Groton
  School), 5s, 2018                                           3,060        3,074,566
 Massachusetts Industrial Finance Agency (Lesley
  College), CONNIE LEE, 6.3s, 2025                            2,000        2,239,220
 Massachusetts Industrial Finance Agency (Tabor
  Academy), 5.4s, 2018                                        1,000        1,013,830
                                                                         -----------
                                                                         $35,857,687
 ------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.5%
 Massachusetts Water Resource Authority, MBIA,
  0s, 2006                                                   $2,500      $ 1,841,650
 Massachusetts Water Resource Authority, AMBAC,
  5.25s, 2015                                                 5,000        5,351,500
 Massachusetts Water Resource Authority, 5s, 2016             1,000        1,016,570
 Massachusetts Water Resource Authority, 6.5s, 2019           8,470       10,300,791
 Massachusetts Water Resource Authority, MBIA,
  5.25s, 2020                                                 4,000        4,082,520
                                                                         -----------
                                                                         $22,593,031
------------------------------------------------------------------------------------

                                                                        19 - MMA

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Other - 1.8%
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  9.25s, 2014                                                $2,250      $ 2,366,820
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  8s, 2020                                                    1,500        1,564,830
 Massachusetts Industrial Finance Agency
  (Martha's Vineyard Long-Term Care Facility),
  9.25s, 2022 **++                                            3,000          792,000
                                                                         -----------
                                                                         $ 4,723,650
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $236,955,273)                   $261,931,209
------------------------------------------------------------------------------------


Floating Rate Demand Notes - 3.0%

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
 Heard County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 09/01/29                                               $1,000      $ 1,000,000
 Massachusetts St Health & Education Facility,
  Variable Rate-Cap Assets Prog-Ser D,
  due 01/01/35                                                7,100        7,100,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $8,100,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $245,055,273)                       $270,031,209

Other Assets, Less Liabilities - (1.3)%                                   (3,595,650)
------------------------------------------------------------------------------------
Net assets -100.0%                                                      $266,435,559
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements Portfolio Footnotes:

  **Non-income producing security in default.
 ###Security segregated as collateral for an open futures contract.
  ++Security valued by or at direction of the Trustees.
++++Inverse floating rate security.


20 - MMA

Financial Statements

Statements of Assets and Liabilities (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                                 Alabama          Arkansas        California
September 30, 1998                                                                  Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                            $74,036,079      $123,902,032      $251,175,956
  Unrealized appreciation                                                      7,589,934        13,105,659        31,405,326
                                                                            ------------      ------------      ------------
    Total investments, at value                                              $81,626,013      $137,007,691      $282,581,282
 Cash                                                                             25,071            47,526            49,925
 Receivable for Fund shares sold                                                 152,766           131,636           570,297
 Receivable for investments sold                                               1,775,000            11,230           466,067
 Interest receivable                                                           1,268,528         1,888,224         3,355,619
 Other assets                                                                        553             1,345             1,779
                                                                            ------------      ------------      ------------
    Total assets                                                             $84,847,931      $139,087,652      $287,024,969
                                                                            ------------      ------------      ------------
Liabilities:
 Distributions payable                                                       $   200,888      $    299,261      $    623,997
 Payable for Fund shares reacquired                                                3,000           740,934           180,971
 Payable for daily variation margin on open futures contracts                      2,474             4,875            45,906
 Payable to affiliates -
  Management fee                                                                   1,033             1,683             3,096
  Shareholder servicing agent fee                                                    258               421               871
  Distribution and service fee                                                       775           --                 10,930
  Administrative fee                                                                  34                56               116
 Accrued expenses and other liabilities                                           52,035            51,928            91,151
                                                                            ------------      ------------      ------------
    Total liabilities                                                        $   260,497      $  1,099,158      $    957,038
                                                                            ------------      ------------      ------------
Net assets                                                                   $84,587,434      $137,988,494      $286,067,931
                                                                            ------------      ------------      ------------
Net assets consist of:
 Paid-in capital                                                             $76,642,852      $132,529,902      $263,823,170
 Unrealized appreciation on investments                                        7,584,889        13,096,380        31,136,423
 Accumulated undistributed net realized
  gain (loss) on investments                                                     152,045        (7,491,055)       (8,521,624)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                          207,648          (146,733)         (370,038)
                                                                            ------------      ------------      ------------
    Total                                                                    $84,587,434      $137,988,494      $286,067,931
                                                                            ------------      ------------      ------------
Shares of beneficial interest outstanding:
 Class A                                                                       6,845,893        12,549,181        38,309,306
 Class B                                                                         903,159           852,215         8,689,485
 Class C                                                                         --                --              1,022,032
                                                                            ------------      ------------      ------------
    Total shares of beneficial interest outstanding                            7,749,052        13,401,396        48,020,823
                                                                            ------------      ------------      ------------
Net assets:
 Class A                                                                     $74,726,554      $129,215,377      $228,205,919
 Class B                                                                       9,860,880         8,773,117        51,763,427
 Class C                                                                         --                --              6,098,585
                                                                            ------------      ------------      ------------
    Total net assets                                                         $84,587,434      $137,988,494      $286,067,931
                                                                            ------------      ------------      ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)           $10.92           $10.30            $5.96
                                                                                ------           ------            -----
 Offering price per share (100 [divided by] 95.25)                              $11.46           $10.81            $6.26
                                                                                ------           ------            -----
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)           $10.92           $10.29            $5.96
                                                                                ------           ------            -----
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)            --                --              $5.97
                                                                                ------           ------            -----

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.



See notes to financial statements

----------------------------------------------------------------------------------------------------
                                                                              Florida        Georgia
September 30, 1998                                                               Fund           Fund
----------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                         $81,898,830   $64,880,549
  Unrealized appreciation                                                  10,401,392     8,264,389
                                                                         ------------   ------------
    Total investments, at value                                           $92,300,222   $73,144,938
 Cash                                                                          97,397        40,452
 Receivable for Fund shares sold                                               76,886       140,480
 Receivable for investments sold                                              545,000        45,000
 Interest receivable                                                        1,603,111     1,142,648
 Other assets                                                                  11,511           472
                                                                         ------------   ------------
    Total assets                                                          $94,634,127   $74,513,990
                                                                         ------------   ------------
Liabilities:
 Distributions payable                                                    $   233,137   $   151,277
 Payable for Fund shares reacquired                                            77,417         1,502
 Payable for investments purchased                                             --            --
 Payable for daily variation margin on open futures contracts                  15,438         2,031
 Payable to affiliates -
  Management fee                                                                1,151           906
  Shareholder servicing agent fee                                                 288           226
  Distribution and service fee                                                    168           768
  Administrative fee                                                               38            30
 Accrued expenses and other liabilities                                        51,691        56,296
                                                                         ------------   ------------
    Total liabilities                                                     $   379,328   $   213,036
                                                                         ------------   ------------
Net assets                                                                $94,254,799   $74,300,954
                                                                         ------------   ------------
Net assets consist of:
 Paid-in capital                                                          $91,804,983   $68,957,546
 Unrealized appreciation on investments                                    10,311,504     8,260,525
 Accumulated net realized loss on investments                              (7,894,982)   (2,890,262)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                        33,294       (26,855)
                                                                         ------------   ------------
    Total                                                                 $94,254,799   $74,300,954
                                                                         ------------   ------------
Shares of beneficial interest outstanding:
 Class A                                                                    7,407,809     5,510,704
 Class B                                                                    1,761,144     1,168,141
                                                                         ------------   ------------
    Total shares of beneficial interest outstanding                         9,168,953     6,678,845
                                                                         ------------   ------------
Net assets:
 Class A                                                                  $76,153,705   $61,300,463
 Class B                                                                   18,101,094    13,000,491
                                                                         ------------   ------------
    Total net assets                                                      $94,254,799   $74,300,954
                                                                         ------------   ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)       $10.28         $11.12
                                                                            ------         ------
 Offering price per share (100 [divided by] 95.25)                          $10.79         $11.67
                                                                            ------         ------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)       $10.28         $11.13
                                                                            ------         ------



                                                                             Maryland  Massachusetts
September 30, 1998                                                               Fund           Fund
----------------------------------------------------------------------- --------------- ----------------
Assets:
 Investments -
  Identified cost                                                        $139,519,669   $245,055,273
  Unrealized appreciation                                                  15,945,243     24,975,936
                                                                         ------------   ------------
    Total investments, at value                                          $155,464,912   $270,031,209
 Cash                                                                          98,833         81,880
 Receivable for Fund shares sold                                              150,898        212,994
 Receivable for investments sold                                               50,000        135,000
 Interest receivable                                                        2,073,422      3,855,364
 Other assets                                                                     974          1,672
                                                                         ------------   ------------
    Total assets                                                         $157,839,039   $274,318,119
                                                                         ------------   ------------
Liabilities:
 Distributions payable                                                   $    275,946   $    566,079
 Payable for Fund shares reacquired                                             6,591        153,191
 Payable for investments purchased                                             --          7,059,348
 Payable for daily variation margin on open futures contracts                   5,281          8,937
 Payable to affiliates -
  Management fee                                                                1,922          3,251
  Shareholder servicing agent fee                                                 480            813
  Distribution and service fee                                                  1,934          2,930
  Administrative fee                                                               64            108
 Accrued expenses and other liabilities                                        55,487         87,903
                                                                         ------------   ------------
    Total liabilities                                                    $    347,705   $  7,882,560
                                                                         ------------   ------------
Net assets                                                               $157,491,334   $266,435,559
                                                                         ------------   ------------
Net assets consist of:
 Paid-in capital                                                         $146,052,720   $245,476,985
 Unrealized appreciation on investments                                    15,935,266     24,958,993
 Accumulated net realized loss on investments                              (4,355,981)    (3,514,324)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                      (140,671)      (486,095)
                                                                         ------------   ------------
    Total                                                                $157,491,334   $266,435,559
                                                                         ------------   ------------
Shares of beneficial interest outstanding:
 Class A                                                                   11,325,697     21,167,306
 Class B                                                                    2,138,511      1,977,903
                                                                         ------------   ------------
    Total shares of beneficial interest outstanding                        13,464,208     23,145,209
                                                                         ------------   ------------
Net assets:
 Class A                                                                 $132,489,235   $243,654,788
 Class B                                                                   25,002,099     22,780,771
                                                                         ------------   ------------
    Total net assets                                                     $157,491,334   $266,435,559
                                                                         ------------   ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)       $11.70        $11.51
                                                                            ------        ------
 Offering price per share (100 [divided by] 95.25)                          $12.28        $12.08
                                                                            ------        ------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)       $11.69        $11.52
                                                                            ------        ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.



See notes to financial statements

Statements of Operations (Unaudited)

------------------------------------------------------------------------------------------------------------
                                                                   Alabama        Arkansas        California
Six Months Ended September 30, 1998                                   Fund            Fund              Fund
------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                $2,516,570       $3,951,865       $ 7,539,236
                                                                ----------       ----------       -----------
 Expenses -
  Management fee                                                $  228,589       $  379,876       $   753,627
  Trustees' compensation                                            10,452            9,293             8,865
  Shareholder servicing agent fee                                   46,664           77,543           153,711
  Distribution and service fee (Class A)                            92,868           64,998             --
  Distribution and service fee (Class B)                            43,319           29,947           193,745
  Distribution and service fee (Class C)                             --               --               25,118
  Administrative fee                                                 6,222           10,339            20,425
  Custodian fee                                                     13,607           21,236            41,338
  Printing                                                           3,541            4,403             8,043
  Postage                                                            1,447            3,709             6,966
  Auditing fees                                                     16,190           15,691            15,191
  Legal fees                                                           821              396             2,330
  Miscellaneous                                                     19,549           27,460            37,707
                                                                ----------       ----------       -----------
    Total expenses                                              $  483,269       $  644,891       $ 1,267,066
  Fees paid indirectly                                             (11,165)         (14,945)          (29,738)
  Preliminary reduction of expenses by investment adviser          (41,932)         (69,708)         (207,092)
                                                                ----------       ----------       -----------
    Net expenses                                                $  430,172       $  560,238       $ 1,030,236
                                                                ----------       ----------       -----------
     Net investment income                                      $2,086,398       $3,391,627       $ 6,509,000
                                                                ----------       ----------       -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                       $  (59,697)      $ (198,704)      $   148,539
  Futures contracts                                                (14,458)             --           (181,937)
                                                                ----------       ----------       -----------
    Net realized loss on investments                            $  (74,155)      $ (198,704)      $   (33,398)
                                                                ----------       ----------       -----------
 Change in unrealized appreciation (depreciation) -
  Investments                                                   $  944,862       $1,705,079       $ 7,841,811
  Futures contracts                                                 (7,660)          (9,279)         (268,903)
                                                                ----------       ----------       -----------
    Net unrealized gain on investments                          $  937,202       $1,695,800       $ 7,572,908
                                                                ----------       ----------       -----------
     Net realized and unrealized gain on investments            $  863,047       $1,497,096       $ 7,539,510
                                                                ----------       ----------       -----------
      Increase in net assets from operations                    $2,949,445       $4,888,723       $14,048,510
                                                                ----------       ----------       -----------

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                                   Florida          Georgia        Maryland   Massachusetts
Six Months Ended September 30, 1998                                   Fund             Fund            Fund            Fund
---------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                $2,672,436       $2,181,316       $4,400,326    $ 7,925,989
                                                                ----------       ----------       ----------    -----------
 Expenses -
  Management fee                                                $  255,611       $  197,423       $  413,980    $   711,904
  Trustees' compensation                                            10,165            9,391           11,115         11,319
  Shareholder servicing agent fee                                   52,178           40,306           84,517        145,335
  Distribution and service fee (Class A)                             --              74,897          223,513        416,584
  Distribution and service fee (Class B)                            66,162           58,683          112,660        101,627
  Administrative fee                                                 6,957            5,374           11,269         19,378
  Custodian fee                                                     15,798           13,274           24,730         41,816
  Printing                                                           3,581            3,122            7,314         11,296
  Postage                                                            2,074            1,129            5,451          6,583
  Auditing fees                                                     16,191           15,491           15,991         16,491
  Legal fees                                                          --              1,650            2,066          3,635
  Miscellaneous                                                     24,574           20,010           32,172         53,067
                                                                ----------       ----------       ----------    -----------
    Total expenses                                              $  453,291       $  440,750       $  944,778    $ 1,539,035
  Fees paid indirectly                                              (8,753)         (11,477)         (26,548)       (24,702)
  Preliminary reduction of expenses by investment adviser          (46,898)         (36,200)         (75,907)      (130,558)
                                                                ----------       ----------       ----------    -----------
    Net expenses                                                $  397,640       $  393,073       $  842,323    $ 1,383,775
                                                                ----------       ----------       ----------    -----------
     Net investment income                                      $2,274,796       $1,788,243       $3,558,003    $ 6,542,214
                                                                ----------       ----------       ----------    -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                       $  161,853       $  (19,166)      $   50,231    $    64,146
  Futures contracts                                                (60,636)          --               --             --
                                                                ----------       ----------       ----------    -----------
    Net realized gain (loss) on investments                     $  101,217       $  (19,166)      $   50,231    $    64,146
                                                                ----------       ----------       ----------    -----------
 Change in unrealized appreciation (depreciation) -
  Investments                                                   $1,641,711       $1,195,160        2,928,189    $ 3,724,088
  Futures contracts                                                (89,888)          (3,864)          (9,977)       (16,943)
                                                                ----------       ----------       ----------    -----------
    Net unrealized gain on investments                          $1,551,823       $1,191,296       $2,918,212    $ 3,707,145
                                                                ----------       ----------       ----------    -----------
     Net realized and unrealized gain on investments            $1,653,040       $1,172,130       $2,968,443    $ 3,771,291
                                                                ----------       ----------       ----------    -----------
      Increase in net assets from operations                    $3,927,836       $2,960,373       $6,526,446    $10,313,505
                                                                ----------       ----------       ----------    -----------

See notes to financial statements

Statements of Changes in Net Assets (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                Alabama          Arkansas        California
Six Months Ended September 30, 1998                                Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                      $ 2,086,398      $  3,391,627      $  6,509,000
 Net realized loss on investments                               (74,155)         (198,704)          (33,398)
 Net unrealized gain on investments                             937,202         1,695,800         7,572,908
                                                            ------------     -------------     -------------
  Increase in net assets
   from operations                                          $ 2,949,445      $  4,888,723      $ 14,048,510
                                                            ------------     -------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)                       $(1,879,789)     $ (3,211,263)     $ (5,461,562)
 From net investment income (Class B)                          (186,149)         (167,767)         (949,121)
 From net investment income (Class C)                            --                --               (98,317)
 In excess of net investment income (Class A)                    --                --               (60,233)
 In excess of net investment income (Class B)                    --                --               (10,468)
 In excess of net investment income (Class C)                    --                --                (1,084)
                                                            ------------     -------------     -------------
  Total distributions declared to shareholders              $(2,065,938)     $ (3,379,030)     $ (6,580,785)
                                                            ------------     -------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                           $ 3,510,226      $  4,252,462      $ 35,967,979
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                              832,690         1,573,275         2,828,830
 Cost of shares reacquired                                   (4,250,989)      (10,789,261)      (30,803,222)
                                                            ------------     -------------     -------------
  Net increase (decrease) in net assets from
   Fund share transactions                                  $    91,927      $ (4,963,524)     $  7,993,587
                                                            ------------     -------------     -------------
    Total increase (decrease) in net assets                 $   975,434      $ (3,453,831)     $ 15,461,312
Net assets:
 At beginning of period                                      83,612,000       141,442,325       270,606,619
                                                            ------------     -------------     -------------
 At end of period                                           $84,587,434      $137,988,494      $286,067,931
                                                            ------------     -------------     -------------
Accumulated undistributed (distributions in excess of)
 net investment income                                      $   207,648      $   (146,733)     $   (370,038)
                                                            ------------     -------------     -------------

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                                              Florida        Georgia         Maryland    Massachusetts
Six Months Ended September 30, 1998                              Fund           Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                    $ 2,274,796     $ 1,788,243     $  3,558,003    $  6,542,214
 Net realized gain (loss) on investments                      101,217         (19,166)          50,231          64,146
 Net unrealized gain on investments                         1,551,823       1,191,296        2,918,212       3,707,145
                                                          ------------    ------------    ------------    -------------
  Increase in net assets
   from operations                                        $ 3,927,836     $ 2,960,373     $  6,526,446    $ 10,313,505
                                                          ------------    ------------    ------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                     $(1,891,483)    $(1,529,560)    $ (3,035,123)   $ (5,974,776)
 From net investment income (Class B)                        (360,011)       (255,156)        (461,594)       (442,903)
                                                          ------------    ------------    ------------    -------------
  Total distributions declared to shareholders            $(2,251,494)    $(1,784,716)    $ (3,496,717)   $ (6,417,679)
                                                          ------------    ------------    ------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                         $ 4,635,451     $ 5,029,569     $ 12,537,004    $ 28,305,128
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                            828,243         913,382        1,832,454       2,999,380
 Cost of shares reacquired                                 (7,315,362)     (3,234,330)      (7,547,468)    (25,376,225)
                                                          ------------    ------------    ------------    -------------
  Net increase (decrease) in net assets from
   Fund share transactions                                $(1,851,668)    $ 2,708,621     $  6,821,990    $  5,928,283
                                                          ------------    ------------    ------------    -------------
    Total increase (decrease) in net assets               $  (175,326)    $ 3,884,278        9,851,719    $  9,824,109
Net assets:
 At beginning of period                                    94,430,125      70,416,676      147,639,615     256,611,450
                                                          ------------     ------------   ------------    -------------
 At end of period                                         $94,254,799     $74,300,954     $157,491,334    $266,435,559
                                                          ------------     ------------   ------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income                                    $    33,294     $   (26,855)    $   (140,671)   $   (486,095)
                                                          ------------     ------------   ------------    -------------

See notes to financial statements

--------------------------------------------------------------------------------------------------------------
                                                                Alabama           Arkansas          California
Year Ended March 31, 1998                                          Fund               Fund                Fund
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                      $ 4,259,413       $  7,217,540        $ 13,417,525
 Net realized gain on investments                               804,239            504,739           3,073,681
 Net unrealized gain on investments                           2,739,036          6,362,830          12,733,420
                                                            ------------      ------------        ------------
  Increase in net assets
   from operations                                          $ 7,802,688       $ 14,085,109        $ 29,224,626
                                                            ------------      ------------        ------------
Distributions declared to shareholders -
 From net investment income (Class A)                       $(3,952,098)      $ (6,904,570)      $ (11,527,300)
 From net investment income (Class B)                          (328,801)          (312,970)         (1,703,179)
 From net investment income (Class C)                            --                 --                (160,099)
 From net realized gain on investments (Class A)               (875,615)            --                 --
 From net realized gain on investments (Class B)                (85,133)            --                 --
 In excess of net investment income (Class A)                    --                (21,863)            --
 In excess of net investment income (Class B)                    --                   (991)            --
                                                            ------------      ------------        ------------
  Total distributions declared to shareholders              $(5,241,647)      $ (7,240,394)       $(13,390,578)
                                                            ------------      ------------        ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                           $ 4,086,612       $  6,514,543        $ 49,807,648
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                            2,192,360          3,290,995           5,602,613
 Cost of shares reacquired                                   (9,437,201)       (27,018,684)        (73,799,364)
                                                            ------------      ------------        ------------
  Net decrease in net assets from
   Fund share transactions                                  $(3,158,229)      $(17,213,146)       $(18,389,103)
                                                            ------------      ------------        ------------
    Total decrease in net assets                            $  (597,188)      $(10,368,431)       $ (2,555,055)
Net assets:
 At beginning of period                                      84,209,188        151,810,756         273,161,674
                                                            ------------      ------------        ------------
 At end of period                                           $83,612,000       $141,442,325        $270,606,619
                                                            ------------      ------------        ------------
Accumulated undistributed (distributions in excess of)
 net investment income                                      $   187,188       $   (159,330)       $   (298,253)
                                                            ------------      ------------        ------------

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                                              Florida         Georgia        Maryland    Massachusetts
Year Ended March 31, 1998                                        Fund            Fund            Fund             Fund
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                   $  4,669,170    $  3,576,730    $  6,884,027     $ 13,061,948
 Net realized gain (loss) on investments                     (678,935)        557,951       1,097,797        1,678,366
 Net unrealized gain on investments                         5,126,079       3,175,485       6,667,042        9,433,538
                                                         ------------    ------------    ------------     ------------
  Increase in net assets
   from operations                                       $  9,116,314    $  7,310,166    $ 14,648,866     $ 24,173,852
                                                         ------------    ------------    ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $ (4,017,401)   $ (3,095,247)   $ (6,063,937)    $(12,306,601)
 From net investment income (Class B)                        (664,633)       (470,417)       (820,090)        (755,347)
 In excess of net investment income (Class A)                 --              --             (111,652)         (39,763)
 In excess of net investment income (Class B)                 --              --              (15,100)          (2,441)
                                                         ------------    ------------    ------------     ------------
  Total distributions declared to shareholders           $ (4,682,034)   $ (3,565,664)   $ (7,010,779)    $(13,104,152)
                                                         ------------   -------------    ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                        $ 18,201,517    $  5,558,029    $ 12,014,517     $ 69,075,987
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                          1,719,736       1,841,422       3,703,002        6,284,160
 Cost of shares reacquired                                (24,967,989)    (10,564,901)    (19,499,553)     (79,896,216)
                                                         ------------    ------------    ------------     ------------
  Net decrease in net assets from
   Fund share transactions                               $ (5,046,736)   $ (3,165,450)   $ (3,782,034)    $ (4,536,069)
                                                         ------------    ------------    ------------     ------------
    Total increase (decrease) in net assets              $   (612,456)   $    579,052    $  3,856,053     $  6,533,631
Net assets:
 At beginning of period                                    95,042,581      69,837,624     143,783,562      250,077,819
                                                         ------------    ------------    ------------     ------------
 At end of period                                        $ 94,430,125    $ 70,416,676    $147,639,615     $256,611,450
                                                         ------------    ------------    ------------     ------------
Accumulated undistributed (distributions in excess of)
 net investment income                                   $      9,992    $    (30,382)   $   (201,957)    $   (610,630)
                                                         ------------    ------------    ------------     ------------

See notes to financial statements

Financial Highlights


----------------------------------------------------------------------------
                                                                Alabama Fund
----------------------------------------------------------------------------
                                                                  Six Months
                                                                       Ended
                                                               September 30,
                                                                        1998
                                                               -------------
                                                                 (Unaudited)
                                                               -------------
                                                                     Class A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 10.80
                                                                     -------
Income from investment operations# -
 Net investment income[sec]                                          $  0.28
 Net realized and unrealized gain (loss) on
  investments                                                           0.11
                                                                     -------
  Total from investment operations                                   $  0.39
                                                                     -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.27)
 From net realized gain on investments                                  --
 In excess of net investment income                                     --
 In excess of net realized gain on investments                          --
                                                                     -------
  Total distributions declared to shareholders                       $ (0.27)
                                                                     -------
Net asset value - end of period                                      $ 10.92
                                                                     -------
Total return++                                                          3.69%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.98%+
 Net investment income                                                  5.08%+
Portfolio turnover                                                         5%
Net assets at end of period (000 omitted)                            $74,727

  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ++Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $  0.27
   Ratios (to average net assets):
    Expenses##                                                          1.08%+
    Net investment income                                               4.98%+



-------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,                  Two Months
                                                                   ---------------------------------------------         Ended
                                                                                                                      March 31,
                                                                       1998        1997        1996        1995            1994
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.48     $ 10.52     $ 10.34     $ 10.27         $ 10.98
                                                                    -------     -------     -------     -------         -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.55     $  0.56     $  0.55     $  0.56         $  0.09
 Net realized and unrealized gain (loss) on
  investments                                                          0.45        0.04        0.18        0.09           (0.71)
                                                                    -------     -------     -------     -------         -------
  Total from investment operations                                  $  1.00     $  0.60     $  0.73     $  0.65         $ (0.62)
                                                                    -------     -------     -------     -------         -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)    $ (0.55)    $ (0.55)    $ (0.55)        $ (0.08)
 From net realized gain on investments                                (0.13)      (0.09)        --          --              --
 In excess of net investment income                                     --          --          --          --            (0.01)
 In excess of net realized gain on investments                          --          --          --       (0.03)             --
                                                                    -------     -------     -------     -------         -------
  Total distributions declared to shareholders                      $ (0.68)    $ (0.64)    $ (0.55)    $ (0.58)        $ (0.09)
                                                                    -------     -------     -------     -------         -------
Net asset value - end of period                                     $ 10.80     $ 10.48     $ 10.52     $ 10.34         $ 10.27
                                                                    -------     -------     -------     -------         -------
Total return++                                                        9.72%       5.82%       7.13%       6.51%         (5.66)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.04%       1.10%       1.14%       1.15%           1.18%+
 Net investment income                                                5.12%       5.28%       5.18%       5.47%           5.17%+
Portfolio turnover                                                      21%         22%         37%         30%              4%
Net assets at end of period (000 omitted)                           $75,538     $76,928     $82,484     $83,805         $81,501
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.54         --      $  0.54     $  0.55         $  0.09
   Ratios (to average net assets):
    Expenses##                                                        1.11%         --        1.24%       1.25%           1.28%+
    Net investment income                                             5.05%         --        5.08%       5.37%           5.07%+



------------------------------------------------------------------------------------------------------------------
                                                                                Year ended January 31,
------------------------------------------------------------------------------------------------------------------
                                                                     1994         1993          1992        1991
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $ 10.33      $  9.95       $  9.65     $  9.53
                                                                  -------      -------       -------     -------
Income from investment operations# -
 Net investment income[sec]                                       $  0.55      $  0.56       $  0.60     $  0.59
 Net realized and unrealized gain (loss) on
  investments                                                        0.69         0.41          0.41        0.08
                                                                  -------      -------       -------     -------
  Total from investment operations                                $  1.24      $  0.97       $  1.01     $  0.67
                                                                  -------      -------       -------     -------
Less distributions declared to shareholders -
 From net investment income                                       $ (0.54)     $ (0.58)      $ (0.65)      (0.55)
 From net realized gain on investments                              (0.04)       (0.01)        (0.06)        --
 In excess of net investment income                                 (0.01)         --          (0.00)+++     --
 In excess of net realized gain on investments                        --           --            --          --
                                                                  -------      -------       -------     -------
  Total distributions declared to shareholders                    $ (0.59)     $ (0.59)      $ (0.71)    $ (0.55)
                                                                  -------      -------       -------     -------
Net asset value - end of period                                   $ 10.98      $ 10.33       $  9.95     $  9.65
                                                                  -------      -------       -------     -------
Total return++                                                     12.26%       10.08%        10.92%       7.31%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                         1.21%        1.08%         0.95%       0.57%
 Net investment income                                              5.13%        5.79%         6.19%       6.63%
Portfolio turnover                                                    12%          17%           23%         64%
Net assets at end of period (000 omitted)                         $87,344      $67,678       $48,476     $22,076
 +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding. ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                          $  0.54      $  0.55       $  0.59     $  0.52
   Ratios (to average net assets):
    Expenses##                                                      1.31%        1.18%         1.08%        1.33

    Net investment income                                           5.03%        5.69%         6.06%       5.87%

See notes to financial statements

--------------------------------------------------------------------------------

                                                                  Alabama Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                         Ended               Year Ended March 31,
                                                                 September 30,  -----------------------------------------------
                                                                          1998         1998        1997        1996        1995
                                                                  -------------------------------------------------------------
                                                                   (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Class B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $10.80        $10.48      $10.52      $10.34      $10.27
                                                                       ------        ------      ------      ------      ------
Income from investment operations# -
 Net investment income[sec]                                            $ 0.24        $ 0.47      $ 0.47      $ 0.46      $ 0.47
 Net realized and unrealized gain (loss) on
  investments                                                            0.11          0.45        0.04        0.18        0.09
                                                                       ------        ------      ------      ------      ------
  Total from investment operations                                     $ 0.35        $ 0.92      $ 0.51      $ 0.64      $ 0.56
                                                                       ------        ------      ------      ------      ------
Less distributions declared to shareholders -
 From net investment income                                            $(0.23)       $(0.47)     $(0.47)     $(0.46)     $(0.46)
 From net realized gain on investments                                    --          (0.13)      (0.08)        --          --
 In excess of net realized gain on investments                            --            --          --          --        (0.03)
                                                                       ------        ------      ------      ------      ------
  Total distributions declared to shareholders                         $(0.23)       $(0.60)     $(0.55)     $(0.46)     $(0.49)
                                                                       ------        ------      ------      ------      ------
Net asset value - end of period                                        $10.92        $10.80      $10.48      $10.52      $10.34
                                                                       ------        ------      ------      ------      ------
Total return                                                            3.30%++       8.91%       4.98%       6.25%       5.64%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                            1.73%+        1.79%       1.90%       1.96%       1.97%
 Net investment income                                                  4.33%+        4.36%       4.48%       4.34%       4.63%
Portfolio turnover                                                         5%           21%         22%         37%         30%
Net assets at end of period (000 omitted)                              $9,861        $8,074      $7,281      $6,139      $4,396
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                        $ 0.23        $ 0.46         --          --          --
          Ratios (to average net assets):
            Expenses##                                                  1.83%+        1.86%         --          --          --
            Net investment income                                       4.23%+        4.29%         --          --          --


---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $10.98         $10.93
                                                                        ------         ------
Income from investment operations# -
 Net investment income[sec]                                             $ 0.08         $ 0.18
 Net realized and unrealized gain (loss) on
  investments                                                            (0.71)          0.07
                                                                        ------         ------
  Total from investment operations                                      $(0.63)        $ 0.25
                                                                        ------         ------
Less distributions declared to shareholders -
 From net investment income                                             $(0.08)        $(0.18)
 From net realized gain on investments                                     --           (0.02)
 In excess of net realized gain on investments                             --             --
                                                                        ------         ------
  Total distributions declared to shareholders                          $(0.08)        $(0.20)
                                                                        ------         ------
Net asset value - end of period                                         $10.27         $10.98
                                                                        ------         ------
Total return                                                           (5.79)%++        2.29%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                             2.01%+         1.98%+
 Net investment income                                                   4.30%+         3.98%+
Portfolio turnover                                                          4%            12%
Net assets at end of period (000 omitted)                               $2,849         $2,269
    **For the period from the inception of Class B, September 7, 1993, through
      January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

            Net investment income                                          --             --
            Ratios (to average net assets):
              Expenses##                                                   --             --
              Net investment income                                        --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                                   Arkansas Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                     (Unaudited)
                                                                  --------------
                                                                         Class A
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $  10.18
                                                                        --------
Income from investment operations# -
 Net investment income[sec]                                             $   0.26
 Net realized and unrealized gain (loss) on
  investments                                                               0.11
                                                                        --------
  Total from investment operations                                      $   0.37
                                                                        --------
Less distributions declared to shareholders -
 From net investment income                                             $  (0.25)
 From net realized gain on investments                                       --
 In excess of net investment income                                          --
 In excess of net realized gain on investments                               --
                                                                        --------
  Total distributions declared to shareholders                          $  (0.25)
                                                                        --------
Net asset value - end of period                                         $  10.30
                                                                        --------
Total return++                                                             3.69%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                0.79%+
 Net investment income                                                     4.93%+
Portfolio turnover                                                            3%
Net assets at end of period (000 omitted)                               $129,215
    *For the period from the commencement of the Fund's investment operations,
     February 3, 1992, through January 31, 1993.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                        $   0.25
           Ratios (to average net assets):
              Expenses##                                                   0.89%+
              Net investment income                                        4.83%+



-------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                                  -------------------------------------------------------
                                                                          1998          1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    9.72      $   9.75     $   9.66     $   9.69
                                                                     ---------      --------     --------      -------
Income from investment operations# -
 Net investment income[sec]                                          $    0.50      $   0.50     $   0.50     $   0.53
 Net realized and unrealized gain (loss) on
  investments                                                             0.46         (0.03)        0.09         0.02
                                                                     ---------      --------     --------      -------
  Total from investment operations                                   $    0.96      $   0.47     $   0.59     $   0.55
                                                                     ---------      --------     --------      -------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.50)     $  (0.50)    $  (0.50)    $  (0.53)
 From net realized gain on investments                                     --            --           --           --
 In excess of net investment income                                      (0.00)+++       --           --           --
 In excess of net realized gain on investments                             --            --           --         (0.05)
                                                                     ---------      --------     --------      --------
  Total distributions declared to shareholders                       $   (0.50)     $  (0.50)    $  (0.50)    $  (0.58)
                                                                     ---------      --------     --------      --------
Net asset value - end of period                                      $   10.18      $   9.72     $   9.75     $   9.66
                                                                     ---------      --------     --------      --------
Total return++                                                          10.06%         4.87%        6.19%        5.90%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.85%         0.92%        0.93%        0.75%
 Net investment income                                                   4.97%         5.14%        5.10%        5.51%
Portfolio turnover                                                         15%            9%           6%          24%
Net assets at end of period (000 omitted)                            $ 134,072      $144,263     $172,907     $187,105
    *For the period from the commencement of the Fund's investment operations,
     February 3, 1992, through January 31, 1993.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                     $    0.49           --           --      $   0.52
           Ratios (to average net assets):
               Expenses##                                                0.92%           --           --         0.82%
               Net investment income                                     4.90%           --           --         5.43%



-------------------------------------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended       Year Ended   Period Ended
                                                                     March 31,      January 31,    January 31,
                                                                          1994             1994          1993*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   10.47        $    9.88       $   9.53
                                                                     ---------        ---------       --------
Income from investment operations# -
 Net investment income[sec]                                          $    0.09        $    0.56       $   0.58
 Net realized and unrealized gain (loss) on
  investments                                                            (0.77)            0.60           0.35
                                                                     ---------        ---------       --------
  Total from investment operations                                   $   (0.68)       $    1.16       $   0.93
                                                                     ---------        ---------       --------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.08)       $   (0.55)      $  (0.58)
 From net realized gain on investments                                      --            (0.00)+++         --
 In excess of net investment income                                      (0.02)           (0.02)            --
 In excess of net realized gain on investments                              --            (0.00)+++         --
                                                                     ---------        ---------       --------
  Total distributions declared to shareholders                       $   (0.10)       $   (0.57)      $  (0.58)
                                                                     ---------        ---------       --------
Net asset value - end of period                                      $    9.69        $   10.47       $   9.88
                                                                     ---------        ---------       --------
Total return++                                                          (6.61)%++        11.95%         10.11%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.75%+           0.63%          0.16%+
 Net investment income                                                   5.21%+           5.30%          6.04%+
Portfolio turnover                                                          1%               3%            10%
Net assets at end of period (000 omitted)                            $ 195,042        $ 203,542       $124,644
    *For the period from the commencement of the Fund's investment operations,
     February 3, 1992, through January 31, 1993.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                       $    0.09        $    0.53       $   0.52
         Ratios (to average net assets):
            Expenses##                                                   0.96%+           0.91%          0.75%+
            Net investment income                                        5.01%+           5.01%          5.45%+

See notes to financial statements

                                                                   Arkansas Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                 ---------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Class B
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $10.18
                                                                          ------
Income from investment operations# -
 Net investment income[sec]                                               $ 0.22
 Net realized and unrealized gain (loss) on
  investments                                                               0.11
                                                                          ------
  Total from investment operations                                        $ 0.33
                                                                          ------
Less distributions declared to shareholders -
 From net investment income                                               $(0.22)
 From net realized gain on investments                                        --
 In excess of net investment income                                           --
 In excess of net realized gain on investments                                --
                                                                          ------
  Total distributions declared to shareholders                            $(0.22)
                                                                          ------
Net asset value - end of period                                           $10.29
                                                                          ------
Total return                                                               3.25%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.45%+
 Net investment income                                                     4.27%+
Portfolio turnover                                                            3%
Net assets at end of period (000 omitted)                                 $8,773
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                           $ 0.22
          Ratios (to average net assets)
              Expenses##                                                   1.55%+
              Net investment income                                        4.17%+



                                                                                 Year Ended March 31,
                                                                  ------------------------------------------------
                                                                          1998         1997       1996        1995
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.72       $ 9.75     $ 9.65      $ 9.69
                                                                        ------       ------     ------      ------
Income from investment operations# -
 Net investment income[sec]                                             $ 0.42       $ 0.42     $ 0.42      $ 0.42
 Net realized and unrealized gain (loss) on
  investments                                                             0.46        (0.03)      0.10        0.01
                                                                        ------       ------     ------      ------
  Total from investment operations                                      $ 0.88       $ 0.39     $ 0.52      $ 0.43
                                                                        ------       ------     ------      ------
Less distributions declared to shareholders -
 From net investment income                                             $(0.42)      $(0.42)    $(0.42)     $(0.42)
 From net realized gain on investments                                     --          --         --          --
 In excess of net investment income                                      (0.00)+++     --         --          --
 In excess of net realized gain on investments                              --         --         --         (0.05)
                                                                        ------       ------     ------      ------
  Total distributions declared to shareholders                          $(0.42)      $(0.42)    $(0.42)     $(0.47)
                                                                        ------       ------     ------      ------
Net asset value - end of period                                         $10.18       $ 9.72     $ 9.75      $ 9.65
                                                                        ------       ------     ------      ------
Total return                                                             9.18%        4.05%      5.43%       4.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.65%        1.71%      1.76%       1.84%
 Net investment income                                                   4.15%        4.34%      4.27%       4.40%
Portfolio turnover                                                         15%           9%         6%         24%
Net assets at end of period (000 omitted)                               $7,370       $7,548     $7,950      $7,231
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                        $ 0.41         --          --       $ 0.41
           Ratios (to average net assets)
               Expenses##                                                1.72%         --          --        1.91%
               Net investment income                                     4.08%         --          --        4.33%



                                                                    Two Months
                                                                         Ended     Period Ended
                                                                     March 31,      January 31,
                                                                          1994           1994**
                                                                    ----------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $10.47           $10.42
                                                                        ------           ------
Income from investment operations# -
 Net investment income[sec]                                             $ 0.07           $ 0.23
 Net realized and unrealized gain (loss) on
  investments                                                            (0.78)           (0.04)
                                                                        ------           ------
  Total from investment operations                                      $(0.71)          $ 0.19
                                                                        ------           ------
Less distributions declared to shareholders -
 From net investment income                                             $(0.07)          $(0.14)
 From net realized gain on investments                                     --             (0.00)+++
 In excess of net investment income                                      (0.00)+++        (0.00)+++
 In excess of net realized gain on investments                             --             (0.00)+++
                                                                         ------           ------
  Total distributions declared to shareholders                          $(0.07)          $(0.14)
                                                                        ------           ------
Net asset value - end of period                                         $ 9.69           $10.47
                                                                        ------           ------
Total return                                                           (6.81)%++          2.18%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.82%+           1.75%+
 Net investment income                                                   4.11%+           3.87%+
Portfolio turnover                                                          1%               3%
Net assets at end of period (000 omitted)                               $5,895           $5,179
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                         $ 0.07           $ 0.12
          Ratios (to average net assets)
             Expenses##                                                  2.02%+           3.44%+
             Net investment income                                       3.91%+           2.18%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                              California Fund
-------------------------------------------------------------------------------------------
                                                                   Six Months    Year Ended
                                                                        Ended     March 31,
                                                                September 30,   -----------
                                                                         1998          1998
                                                             ------------------------------
                                                                  (Unaudited)
-------------------------------------------------------------------------------------------
                                                                      Class A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   5.80      $   5.47
                                                                     --------      --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.14      $   0.29
 Net realized and unrealized gain (loss) on
 investments                                                             0.16          0.33
                                                                    ----------     --------
  Total from investment operations                                   $   0.30      $   0.62
                                                                    ----------     --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.14)     $  (0.29)
 From net realized gain on investments                                     --           --
 In excess of net investment income                                     (0.00)+++       --
 In excess of net realized gain on investments                            --            --
                                                                    ----------     --------
  Total distributions declared to shareholders                       $  (0.14)     $  (0.29)
                                                                    ----------     --------
Net asset value - end of period                                      $   5.96      $   5.80
                                                                    ----------     --------
  Total return++                                                        5.33%++      11.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.61%+        0.64%
 Net investment income                                                  4.90%+        5.07%
Portfolio turnover                                                         9%           49%
Net assets at end of period (000 omitted)                            $228,206      $222,421
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                       $   0.14      $   0.28
         Ratios (to average net assets):
              Expenses##                                                0.76%+        0.79%
              Net investment income                                     4.75%+        4.92%



--------------------------------------------------------------------------------------------------------------
                                                                                Year Ended March 31,
                                                                    ------------------------------------------
                                                                        1997            1996              1995
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   5.52        $   5.41          $   5.47
                                                                    --------        --------          --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.30        $   0.30          $   0.31
 Net realized and unrealized gain (loss) on
 investments                                                           (0.05)           0.11             (0.05)
                                                                    --------        --------          --------
  Total from investment operations                                  $   0.25        $   0.41          $   0.26
                                                                    --------        --------          --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.30)       $  (0.30)         $  (0.31)
 From net realized gain on investments                                   --              --                --
 In excess of net investment income                                      --            (0.00)+++         (0.00)+++
 In excess of net realized gain on investments                           --              --              (0.01)
                                                                    --------        --------          --------
  Total distributions declared to shareholders                      $  (0.30)       $  (0.30)         $  (0.32)
                                                                    --------        --------          --------
Net asset value - end of period                                     $   5.47        $   5.52          $   5.41
                                                                    --------        --------          --------
  Total return++                                                       4.55%           7.86%             4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.66%           0.66%             0.69%
 Net investment income                                                 5.36%           5.48%             5.80%
Portfolio turnover                                                       78%             69%               57%
Net assets at end of period (000 omitted)                           $232,612        $259,817          $272,161
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                    $   0.29        $   0.29          $   0.30
           Ratios (to average net assets):
               Expenses##                                              0.81%           0.81%             0.84%
               Net investment income                                   5.21%           5.33%             5.65%



------------------------------------------------------------------------------------------------
                                                                     Two Months   Eleven Months
                                                                          Ended           Ended
                                                                      March 31,     January 31,
                                                                           1994            1994
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $   5.95        $   5.88
                                                                       --------        --------
Income from investment operations# -
 Net investment income[sec]                                            $   0.05        $   0.30
 Net realized and unrealized gain (loss) on
 investments                                                              (0.48)           0.14
                                                                       --------        --------
  Total from investment operations                                     $  (0.43)       $   0.44
                                                                       --------        --------
Less distributions declared to shareholders -
 From net investment income                                            $  (0.04)       $  (0.29)
 From net realized gain on investments                                       --           (0.07)
 In excess of net investment income                                       (0.01)          (0.01)
 In excess of net realized gain on investments                               --              --
                                                                       --------        --------
  Total distributions declared to shareholders                         $  (0.05)       $  (0.37)
                                                                       --------        --------
Net asset value - end of period                                        $   5.47        $   5.95
                                                                       --------        --------
  Total return++                                                        (7.21)%++        7.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               0.68%+          0.60%+
 Net investment income                                                    5.27%+          4.99%+
Portfolio turnover                                                           8%             38%
Net assets at end of period (000 omitted)                              $313,790        $356,419
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                       $   0.05        $   0.29
           Ratios (to average net assets):
                Expenses##                                                0.83%+          0.78%+
                Net investment income                                     5.12%+          4.82%+

See notes to financial statements

                                                                 California Fund
--------------------------------------------------------------------------------
Year Ended February 28,                                                     1993
--------------------------------------------------------------------------------
                                                                         Class A
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $   5.42
                                                                        --------
Income from investment operations -
 Net investment income[sec]                                             $   0.34
 Net realized and unrealized gain (loss) on investments                     0.47
                                                                        --------
  Total from investment operations                                      $   0.81
                                                                        --------
Less distributions declared to shareholders -
 From net investment income                                             $  (0.34)
 From net realized gain on investments                                     (0.01)
                                                                        --------
  Total distributions declared to shareholders                          $  (0.35)
                                                                        --------
Net asset value - end of period                                         $   5.88
                                                                        --------
Total return++                                                            15.55%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                  0.39%
 Net investment income                                                     6.18%
Portfolio turnover                                                           64%
Net assets at end of period (000 omitted)                               $272,179
   ++Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                           $   0.32
        Ratios (to average net assets):
            Expenses                                                       0.77%
            Net investment income                                          5.80%



Year Ended February 28,                                                 1992         1991         1990         1989         1988
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   5.26      $  5.19      $  5.06      $  5.08      $  5.38
                                                                    --------      -------      -------      -------      -------
Income from investment operations -
 Net investment income[sec]                                         $   0.35      $  0.33      $  0.33      $  0.32      $  0.31
 Net realized and unrealized gain (loss) on investments                 0.20         0.07         0.13        (0.02)       (0.29)
                                                                    --------      -------      -------      -------      -------
  Total from investment operations                                  $   0.55      $  0.40      $  0.46      $  0.30      $  0.02
                                                                    --------      -------      -------      -------      -------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.37)     $ (0.33)     $ (0.33)     $ (0.32)     $ (0.31)
 From net realized gain on investments                                 (0.02)        --           --           --          (0.01)
                                                                    --------      -------      -------      -------      -------
  Total distributions declared to shareholders                      $  (0.39)     $ (0.33)     $ (0.33)     $ (0.32)     $ (0.32)
                                                                    --------      -------      -------      -------      -------
Net asset value - end of period                                     $   5.42      $  5.26      $  5.19      $  5.06      $  5.08
                                                                    --------      -------      -------      -------      -------
Total return++                                                        10.69%        8.03%        9.28%        6.07%        0.83%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                              0.40%        0.87%        1.00%        1.28%        1.20%
 Net investment income                                                 6.53%        6.39%        6.35%        6.35%        6.33%
Portfolio turnover                                                       73%         102%         243%         188%         240%
Net assets at end of period (000 omitted)                           $177,291      $84,551      $68,879      $59,212      $59,479
   ++Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                    $   0.33          --           --           --           --
           Ratios (to average net assets):
               Expenses                                                0.79%          --           --           --           --
               Net investment income                                   6.14%          --           --           --           --

See notes to financial statements

--------------------------------------------------------------------------------
                                                                 California Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                     (Unaudited)
                                                                ----------------
                                                                         Class B
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $  5.80
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.12
 Net realized and unrealized gain (loss) on
 investments                                                                0.16
                                                                         -------
  Total from investment operations                                       $  0.28
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.12)
 From net realized gain on investments                                       --
 In excess of net investment income                                        (0.00)+++
 In excess of net realized gain on investments                               --
                                                                         -------
  Total distributions declared to shareholders                           $ (0.12)
                                                                         -------
Net asset value - end of period                                          $  5.96
                                                                         -------
Total return                                                               4.90%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.45%+
 Net investment income                                                     4.06%+
Portfolio turnover                                                            9%
Net assets at end of period (000 omitted)                                $51,763
  **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding. ##For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                          $  0.12
          Ratios (to average net assets):
              Expenses##                                                   1.60%+
              Net investment income                                        3.91%+



-----------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                                   ----------------------------------------------------
                                                                      1998          1997            1996           1995
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  5.47       $  5.52         $  5.41        $  5.47
                                                                   -------       -------         -------        -------
Income from investment operations# -
 Net investment income[sec]                                        $  0.24       $  0.25         $  0.26        $  0.25
 Net realized and unrealized gain (loss) on
 investments                                                          0.33         (0.05)           0.11          (0.05)
                                                                   -------       -------         -------        -------
  Total from investment operations                                 $  0.57       $  0.20         $  0.37        $  0.20
                                                                   -------       -------         -------        -------
Less distributions declared to shareholders -
 From net investment income                                          (0.24)      $ (0.25)        $ (0.26)       $ (0.25)
 From net realized gain on investments                                 --            --              --             --
 In excess of net investment income                                    --            --            (0.00)+++        --
 In excess of net realized gain on investments                         --            --              --           (0.01)
                                                                   -------       -------         -------        -------
  Total distributions declared to shareholders                     $ (0.24)      $ (0.25)        $ (0.26)       $ (0.26)
                                                                   -------       -------         -------        -------
Net asset value - end of period                                    $  5.80       $  5.47         $  5.52        $  5.41
                                                                   -------       -------         -------        -------
Total return                                                        10.62%         3.64%           6.93%          3.73%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                          1.44%         1.54%           1.54%          1.76%
 Net investment income                                               4.26%         4.48%           4.59%          4.72%
Portfolio turnover                                                     49%           78%             69%            57%
Net assets at end of period (000 omitted)                          $43,790       $36,694         $34,675        $29,057
   **For the period from the inception of Class B, September 7,
     1993, through January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31,
     1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                                       $  0.23       $  0.24         $  0.24        $  0.04
       Ratios (to average net assets):
          Expenses##                                                 1.59%         1.69%           1.91%          1.83%
          Net investment income                                      4.11%         4.33%           4.57%          4.04%



-------------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended      Period Ended
                                                                      March 31,       January 31,
                                                                           1994            1994**
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $  5.95           $  6.02
                                                                        -------           -------
Income from investment operations# -
 Net investment income[sec]                                             $  0.04           $  0.10
 Net realized and unrealized gain (loss) on
 investments                                                              (0.48)              --
                                                                        -------           -------
  Total from investment operations                                      $ (0.44)          $  0.10
                                                                        -------           -------
Less distributions declared to shareholders -
 From net investment income                                             $ (0.04)          $ (0.10)
 From net realized gain on investments                                      --              (0.07)
 In excess of net investment income                                       (0.00)+++         (0.00)+++
 In excess of net realized gain on investments                              --                --
                                                                        -------           -------
  Total distributions declared to shareholders                          $ (0.04)          $ (0.17)
                                                                        -------           -------
Net asset value - end of period                                         $  5.47           $  5.95
                                                                        -------           -------
Total return                                                            (7.38)%++           1.68%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.69%+            1.60%+
 Net investment income                                                    4.18%+            3.64%+
Portfolio turnover                                                           8%               38%
Net assets at end of period (000 omitted)                               $21,252           $19,360
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                          $  0.09               --
         Ratios (to average net assets):
              Expenses##                                                  1.81%+              --
              Net investment income                                       3.43%+              --

See notes to financial statements

--------------------------------------------------------------------------------
                                                                 California Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                   -------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Class C
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $  5.81
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.12
 Net realized and unrealized gain (loss) on investments                     0.16
                                                                         -------
  Total from investment operations                                       $  0.28
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.12)
 In excess of net investment income                                        (0.00)+++
 In excess of net realized gain on investments                               --
                                                                         -------
  Total distributions declared to shareholders                           $ (0.12)
                                                                         -------
Net asset value - end of period                                          $  5.97
                                                                         -------
Total return                                                               4.80%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.61%+
 Net investment income                                                     3.90%+
Portfolio turnover                                                            9%
Net assets at end of period (000 omitted)                                $ 6,099
  ***For the period from the inception of Class C, January 3, 1994, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                           $  0.11
         Ratios (to average net assets):
            Expenses##                                                     1.76%+
            Net investment income                                          3.75%+


-----------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                                    ---------------------------------------------------
                                                                      1998          1997            1996           1995
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 5.48        $ 5.53          $ 5.42         $ 5.48
                                                                    ------        ------          ------         ------
Income from investment operations# -
 Net investment income[sec]                                         $ 0.23        $ 0.24          $ 0.25         $ 0.26
 Net realized and unrealized gain (loss) on investments               0.33         (0.05)           0.11          (0.06)
                                                                    ------        ------          ------         ------
  Total from investment operations                                  $ 0.56        $ 0.19          $ 0.36         $ 0.20
                                                                    ------        ------          ------         ------
Less distributions declared to shareholders -
 From net investment income                                         $(0.23)       $(0.24)         $(0.25)        $(0.25)
 In excess of net investment income                                    --            --            (0.00)+++        --
 In excess of net realized gain on investments                         --            --              --           (0.01)
                                                                    ------        ------          ------         ------
  Total distributions declared to shareholders                      $(0.23)       $(0.24)         $(0.25)        $(0.26)
                                                                    ------        ------          ------         ------
Net asset value - end of period                                     $ 5.81        $ 5.48          $ 5.53         $ 5.42
                                                                    ------        ------          ------         ------
Total return                                                        10.39%         3.51%           6.77%          3.79%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                          1.64%         1.66%           1.67%          1.69%
 Net investment income                                               4.08%         4.37%           4.47%          4.79%
Portfolio turnover                                                     49%           78%             69%            57%
Net assets at end of period (000 omitted)                           $4,396        $3,856          $4,353         $3,858
  ***For the period from the inception of Class C, January 3, 1994, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                     $ 0.22        $ 0.23          $ 0.24         $ 0.25
          Ratios (to average net assets):
               Expenses##                                            1.79%         1.81%           1.82%          1.84%
               Net investment income                                 3.93%         4.22%           4.32%          4.64%



-------------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended      Period Ended
                                                                      March 31,       January 31,
                                                                           1994           1994***
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 5.95            $ 5.89
                                                                         ------            ------
Income from investment operations# -
 Net investment income[sec]                                              $ 0.03            $ 0.01
 Net realized and unrealized gain (loss) on investments                   (0.46)             0.06
                                                                         ------            ------
  Total from investment operations                                       $(0.43)           $ 0.07
                                                                         ------            ------
Less distributions declared to shareholders -
 From net investment income                                              $(0.04)           $(0.01)
 In excess of net investment income                                       (0.00)+++         (0.00)+++
 In excess of net realized gain on investments                              --                --
                                                                         ------            ------
  Total distributions declared to shareholders                           $(0.04)           $(0.01)
                                                                         ------            ------
Net asset value - end of period                                          $ 5.48            $ 5.95
                                                                         ------            ------
Total return                                                            (7.22)%++          1.25%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.64%+            2.02%+
 Net investment income                                                    3.92%+            1.78%+
Portfolio turnover                                                           8%               38%
Net assets at end of period (000 omitted)                                $1,701            $  917
  ***For the period from the inception of Class C, January 3, 1994, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                          $ 0.03                --
          Ratios (to average net assets):
              Expenses##                                                  1.80%+            3.53%+
              Net investment income                                       3.77%+            0.27%+

See notes to financial statements

-----------------------------------------------------------------------------
                                                                 Florida Fund
-----------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended
                                                                September 30,
                                                                         1998
                                                                -------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------
                                                                      Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.10
                                                                    ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.25
 Net realized and unrealized gain (loss) on
  investments                                                            0.18
                                                                    ---------
  Total from investment operations                                  $    0.43
                                                                    ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.25)
 From net realized gain on investments                                    --
 In excess of net investment income                                       --
 In excess of net realized gain on investments                            --
                                                                    ---------
  Total distributions declared to shareholders                      $   (0.25)
                                                                    ---------
Net asset value - end of period                                     $   10.28
                                                                    ---------
Total return++                                                          4.34%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.73%+
 Net investment income                                                  5.02%+
Portfolio turnover                                                         3%
Net assets at end of period (000 omitted)                           $  76,154
    *For the period from the commencement of the Fund's investment operations,
     February 3, 1992, through January 31, 1993.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge.
     If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                     $    0.24
          Ratios (to average net assets):
               Expenses##                                               0.83%+
               Net investment income                                    4.92%+



-------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  -------------------------------------------------
                                                                       1998      1997            1996         1995
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.64    $  9.82        $  9.60       $  9.65
                                                                    -------    -------        -------       -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50    $  0.51        $  0.52       $  0.54
 Net realized and unrealized gain (loss) on
  investments                                                          0.46      (0.18)          0.22          0.02
                                                                    -------    -------        -------       -------
  Total from investment operations                                  $  0.96    $  0.33        $  0.74       $  0.56
                                                                    -------    -------        -------       -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.50)   $ (0.51)       $ (0.52)      $ (0.54)
 From net realized gain on investments                                  --         --             --          (0.04)
 In excess of net investment income                                     --         --           (0.00)+++       --
 In excess of net realized gain on investments                          --         --             --          (0.03)
                                                                    -------    -------        -------       -------
  Total distributions declared to shareholders                      $ (0.50)   $ (0.51)       $ (0.52)      $ (0.61)
                                                                    -------    -------        -------       -------
Net asset value - end of period                                     $ 10.10    $  9.64        $  9.82       $  9.60
                                                                    -------    -------        -------       -------
Total return++                                                       10.16%      3.43%          7.81%         6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.78%      0.86%          0.86%         0.60%
 Net investment income                                                5.03%      5.26%          5.26%         5.75%
Portfolio turnover                                                      14%        24%            56%          131%
Net assets at end of period (000 omitted)                           $77,711    $80,342        $87,553       $89,894
    *For the period from the commencement of the Fund's investment operations,
     February 3, 1992, through January 31, 1993.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding. ##For the fiscal years ending after September
     1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                                        $  0.49        --         $  0.52       $  0.52
       Ratios (to average net assets):
          Expenses##                                                  0.85%        --           0.90%         0.83%
          Net investment income                                       4.96%        --           5.22%         5.52%



--------------------------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended    Year Ended   Period Ended
                                                                     March 31,   January 31,    January 31,
                                                                          1994          1994          1993*
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  10.63      $   9.89        $  9.53
                                                                      --------      --------        -------
Income from investment operations# -
 Net investment income[sec]                                           $   0.09      $   0.57        $  0.58
 Net realized and unrealized gain (loss) on
  investments                                                            (0.98)         0.86           0.36
                                                                      --------      --------        -------
  Total from investment operations                                    $  (0.89)     $   1.43        $  0.94
                                                                      --------      --------        -------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.08)     $  (0.57)       $ (0.58)
 From net realized gain on investments                                     --         (0.11)            --
 In excess of net investment income                                      (0.01)        (0.01)           --
 In excess of net realized gain on investments                             --            --             --
                                                                      --------      --------        -------
  Total distributions declared to shareholders                        $  (0.09)     $  (0.69)       $ (0.58)
                                                                      --------      --------        -------
Net asset value - end of period                                       $   9.65      $  10.63        $  9.89
                                                                      --------      --------        -------
Total return++                                                         (8.39)%++      14.71%         10.28%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.77%+        0.49%          0.05%+
 Net investment income                                                   5.15%+        5.42%          6.27%+
Portfolio turnover                                                         19%           53%            54%
Net assets at end of period (000 omitted)                             $108,579      $124,131        $74,329
    *For the period from the commencement of the Fund's investment operations,
     February 3, 1992, through January 31, 1993.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                       $   0.08      $   0.52        $  0.51
          Ratios (to average net assets):
             Expenses##                                                  1.12%+        0.93%          0.81%+
             Net investment income                                       4.80%+        4.97%          5.51%+

See notes to financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Florida Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                   -------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Class B
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 10.09
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.22
 Net realized and unrealized gain (loss) on investments                     0.18
                                                                         -------
  Total from investment operations                                       $  0.40
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.21)
 From net realized gain on investments                                       --
 In excess of net investment income                                          --
 In excess of net realized gain on investments                               --
                                                                         -------
  Total distributions declared to shareholders                           $ (0.21)
                                                                         -------
Net asset value - end of period                                          $ 10.28
                                                                         -------
Total return                                                               4.04%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.51%+
 Net investment income                                                     4.25%+
Portfolio turnover                                                            3%
Net assets at end of period (000 omitted)                                $18,101
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                         $    0.20
         Ratios (to average net assets):
              Expenses##                                                   1.60%+
              Net investment income                                        4.15%+



-----------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                                    ---------------------------------------------------
                                                                        1998        1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  9.64     $  9.82         $  9.60        $  9.64
                                                                     -------     -------         -------       --------
Income from investment operations# -
 Net investment income[sec]                                          $  0.42     $  0.43         $  0.43        $  0.43
 Net realized and unrealized gain (loss) on investments                 0.45       (0.18)           0.22           0.04
  Total from investment operations                                   $  0.87     $  0.25         $  0.65        $  0.47
                                                                    --------    --------        --------       --------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.42)    $ (0.43)        $ (0.43)       $ (0.44)
 From net realized gain on investments                                   --          --              --           (0.04)
 In excess of net investment income                                      --          --            (0.00)+++        --
 In excess of net realized gain on investments                           --          --              --           (0.03)
                                                                    --------    --------        --------       --------
  Total distributions declared to shareholders                       $ (0.42)    $ (0.43)        $ (0.43)       $ (0.51)
                                                                    --------    --------        --------       --------
Net asset value - end of period                                      $ 10.09     $  9.64         $  9.82        $  9.60
                                                                    --------    --------        --------       --------
Total return                                                           9.18%       2.56%           6.88%          5.06%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.58%       1.72%           1.74%          1.68%
 Net investment income                                                 4.22%       4.40%           4.36%          4.63%
Portfolio turnover                                                       14%         24%             56%           131%
Net assets at end of period (000 omitted)                            $16,719     $14,701         $14,448        $12,667
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                        $  0.41         --          $  0.43        $  0.41
        Ratios (to average net assets):
            Expenses##                                                 1.65%         --            1.78%          1.91%
            Net investment income                                      4.15%         --            4.33%          4.40%



-----------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended    Period Ended
                                                                      March 31,     January 31,
                                                                           1994          1994**
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.62          $10.69
                                                                         ------          ------
Income from investment operations# -
 Net investment income[sec]                                              $ 0.07          $ 0.18
 Net realized and unrealized gain (loss) on investments                   (0.98)           0.03
  Total from investment operations                                       $(0.91)         $ 0.21
                                                                         ------          ------
Less distributions declared to shareholders -
 From net investment income                                              $(0.06)         $(0.17)
 From net realized gain on investments                                       --           (0.10)
 In excess of net investment income                                       (0.01)          (0.01)
 In excess of net realized gain on investments                              --              --

  Total distributions declared to shareholders                           $(0.07)         $(0.28)
                                                                         ------          ------
Net asset value - end of period                                          $ 9.64          $10.62
                                                                         ------          ------
Total return                                                            (8.55)%++         4.87%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.82%+          1.64%+
 Net investment income                                                    4.08%+          3.82%+
Portfolio turnover                                                          19%             53%
Net assets at end of period (000 omitted)                                $7,995          $7,244
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                            $ 0.06          $ 0.16
        Ratios (to average net assets):
           Expenses##                                                     2.17%+          2.09%+
           Net investment income                                          3.72%+          3.38%+

See notes to financial statements

--------------------------------------------------------------------------------
                                                                    Georgia Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                   -------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Class A
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 10.95
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.28
 Net realized and unrealized gain (loss) on
  investments                                                               0.17
                                                                         -------
  Total from investment operations                                       $  0.45
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.28)
 From net realized gain on investments                                       --
 In excess of net investment income                                          --
 In excess of net realized gain on investments                               --
                                                                         -------
  Total distributions declared to shareholders                           $ (0.28)
                                                                         -------
Net asset value - end of period                                          $ 11.12
                                                                         -------
Total return++                                                             4.16%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.00%+
 Net investment income                                                     5.09%+
Portfolio turnover                                                            6%
Net assets at end of period (000 omitted)                                $61,300
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                            $  0.27
        Ratios (to average net assets):
           Expenses##                                                      1.10%+
           Net investment income                                           4.99%+



---------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended March 31,
                                                                  ---------------------------------------------------
                                                                       1998        1997           1996           1995
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.38     $ 10.47        $ 10.35        $ 10.38
                                                                    -------     -------        -------        -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.56     $  0.56        $  0.54        $  0.57
 Net realized and unrealized gain (loss) on
  investments                                                          0.56       (0.10)          0.12            --
                                                                    -------     -------      ---------       --------
  Total from investment operations                                  $  1.12     $  0.46        $  0.66        $  0.57
                                                                    -------     -------      ---------       --------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)    $ (0.55)       $ (0.54)       $ (0.56)
 From net realized gain on investments                                  --          --             --           (0.01)
 In excess of net investment income                                     --          --           (0.00)+++        --
 In excess of net realized gain on investments                          --          --             --           (0.03)
                                                                   --------    --------      ---------      ---------
  Total distributions declared to shareholders                      $ (0.55)    $ (0.55)       $ (0.54)       $ (0.60)
                                                                   --------    --------      ---------      ---------
Net asset value - end of period                                     $ 10.95     $ 10.38        $ 10.47        $ 10.35
                                                                   --------    --------      ---------      ---------
Total return++                                                       11.02%       4.47%          6.48%          5.65%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.03%       1.03%          1.17%          1.14%
 Net investment income                                                5.14%       5.34%          5.11%          5.50%
Portfolio turnover                                                      18%         27%            65%            56%
Net assets at end of period (000 omitted)                           $59,546     $59,843        $68,183        $74,432
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                      $  0.55     $  0.55        $  0.53        $  0.56
         Ratios (to average net assets):
            Expenses##                                                1.13%       1.10%          1.27%          1.24%
            Net investment income                                     5.04%       5.27%          5.01%          5.40%



--------------------------------------------------------------------------------
                                                                      Two Months
                                                                           Ended
                                                                       March 31,
                                                                            1994
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 11.30
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.09
 Net realized and unrealized gain (loss) on
  investments                                                              (0.92)
                                                                         -------
  Total from investment operations                                       $ (0.83)
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.06)
 From net realized gain on investments                                        --
 In excess of net investment income                                        (0.03)
 In excess of net realized gain on investments                                --
                                                                         -------
  Total distributions declared to shareholders                           $ (0.09)
                                                                         -------
Net asset value - end of period                                          $ 10.38
                                                                         -------
Total return++                                                           (7.34)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.18%+
 Net investment income                                                     5.05%+
Portfolio turnover                                                            5%
Net assets at end of period (000 omitted)                                $85,878
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                           $  0.09
         Ratios (to average net assets):
             Expenses##                                                    1.28%+
             Net investment income                                         4.95%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                               Georgia Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended January 31,
                                                                    ---------------------------------------------------------
                                                                       1994        1993        1992         1991         1990
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.57     $ 10.22     $  9.83      $  9.73      $  9.73
                                                                    -------     -------     -------      -------      -------
Income from investment operations -
 Net investment income[sec]                                         $  0.57     $  0.58     $  0.61      $  0.63      $  0.66
 Net realized gain on investments                                      0.75        0.38        0.46         0.12         0.02
                                                                    -------     -------     -------      -------      -------
  Total from investment operations                                  $  1.32     $  0.96     $  1.07      $  0.75      $  0.68
                                                                    -------     -------     -------      -------      -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)    $ (0.60)    $ (0.66)     $ (0.63)     $ (0.66)
 From net realized gain on investments                                (0.01)      (0.01)      (0.02)       (0.02)       (0.02)
 In excess of net investment income                                   (0.03)        --          --           --           --
                                                                    -------     -------     -------      -------      -------
  Total distributions declared to shareholders                      $ (0.59)    $ (0.61)    $ (0.68)     $ (0.65)     $ (0.68)
                                                                    -------     -------     -------      -------      -------
Net asset value - end of period                                     $ 11.30     $ 10.57     $ 10.22      $  9.83      $  9.73
                                                                    -------     -------     -------      -------      -------
Total return++                                                       12.71%       9.56%      11.29%        8.06%        7.19%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             1.21%       1.08%       0.99%        0.74%        0.42%
 Net investment income                                                5.10%       5.75%       6.08%        6.46%        6.72%
Portfolio turnover                                                      14%         27%         36%          71%          99%
Net assets at end of period (000 omitted)                           $94,407     $64,649     $47,869      $29,214      $12,628
    *For the period from the commencement of the Fund's investment operations,
     June 6, 1988, through January 31, 1989.
    +Annualized.
   ++Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                     $  0.56     $  0.57     $  0.60      $  0.59      $  0.57
          Ratios (to average net assets):
              Expenses                                                1.31%       1.18%       1.09%        1.11%        1.31%
              Net investment income                                   5.00%       5.65%       5.98%        6.09%        5.83%



--------------------------------------------------------------------------------
                                                                    Period Ended
                                                                     January 31,
                                                                           1989*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.53
                                                                          ------
Income from investment operations -
 Net investment income[sec]                                               $ 0.32
 Net realized gain on investments                                           0.14
                                                                          ------
  Total from investment operations                                        $ 0.46
                                                                          ------
Less distributions declared to shareholders -
 From net investment income                                               $(0.26)
 From net realized gain on investments                                       --
 In excess of net investment income                                          --
                                                                          ------
  Total distributions declared to shareholders                            $(0.26)
                                                                          ------
Net asset value - end of period                                           $ 9.73
                                                                          ------
Total return++                                                             7.57%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                  0.40%+
 Net investment income                                                     6.18%+
Portfolio turnover                                                           --
Net assets at end of period (000 omitted)                                 $4,383
    *For the period from the commencement of the Fund's investment operations,
     June 6, 1988, through January 31, 1989.
    +Annualized.
   ++Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                          $ 0.29
           Ratios (to average net assets):
              Expenses                                                     1.07%+
              Net investment income                                        5.51%+

See notes to financial statements

                                  Georgia Fund
------------------------------------------------------------------------------
                                                                    Six Months
                                                                         Ended
                                                                 September 30,
                                                                          1998
                                                                 -------------
                                                                   (Unaudited)
                                                                 -------------
                                                                       Class B
                                                                 -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 10.95
                                                                       -------
Income from investment operations# -
 Net investment income[sec]                                            $  0.25
 Net realized and unrealized gain (loss) on
  investments                                                             0.17
                                                                       -------
  Total from investment operations                                     $  0.42
                                                                       -------
Less distributions declared to shareholders -
 From net investment income                                            $ (0.24)
 From net realized gain on investments                                     --
 In excess of net investment income                                        --
 In excess of net realized gain on investments                             --
                                                                       -------
  Total distributions declared to shareholders                         $ (0.24)
                                                                       -------
Net asset value - end of period                                        $ 11.13
                                                                       -------
Total return                                                             3.87%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.75%+
 Net investment income                                                   4.34%+
Portfolio turnover                                                          6%
Net assets at end of period (000 omitted)                              $13,001
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
     Fund, the net investment income per share and the ratios would have been:

           Net investment income                                    $    0.23
           Ratios (to average net assets)
              Expenses##                                                1.85%+
              Net investment income                                     4.24%+



                                                                                  Year Ended March 31,
                                                                    ------------------------------------------------
                                                                       1998        1997           1996          1995
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.38     $ 10.47        $ 10.36       $ 10.38
                                                                    -------     -------        -------       -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.48     $  0.47        $  0.45       $  0.47
 Net realized and unrealized gain (loss) on
  investments                                                          0.56       (0.09)          0.12          0.02
                                                                    -------     -------        -------       -------
  Total from investment operations                                  $  1.04     $  0.38        $  0.57       $  0.49
                                                                    -------     -------        -------       -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)    $ (0.47)       $ (0.46)      $ (0.47)
 From net realized gain on investments                                  --          --             --          (0.01)
 In excess of net investment income                                     --          --           (0.00)+++       --
 In excess of net realized gain on investments                          --          --             --          (0.03)
                                                                    -------     -------        -------       -------
  Total distributions declared to shareholders                      $ (0.47)    $ (0.47)       $ (0.46)      $ (0.51)
                                                                    -------     -------        -------       -------
Net asset value - end of period                                     $ 10.95     $ 10.38        $ 10.47       $ 10.36
                                                                    -------     -------        -------       -------
Total return                                                         10.19%       3.63%          5.52%         4.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.77%       1.83%          2.00%         1.96%
 Net investment income                                                4.39%       4.53%          4.27%         4.66%
Portfolio turnover                                                      18%         27%            65%           56%
Net assets at end of period (000 omitted)                           $10,871     $ 9,995        $10,205       $ 8,695
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding. ##For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
     Fund, the net investment income per share and the ratios would have been:

         Net investment income                                      $  0.47     $  0.47            --            --
         Ratios (to average net assets)
            Expenses##                                                1.87%       1.90%            --            --
            Net investment income                                     4.29%       4.46%            --            --



----------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended   Period Ended
                                                                      March 31,    January 31,
                                                                           1994         1994**
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $   11.30        $ 11.26
                                                                      ---------        -------
Income from investment operations# -
 Net investment income[sec]                                           $    0.07        $  0.19
 Net realized and unrealized gain (loss) on
  investments                                                             (0.91)          0.05
                                                                      ---------        -------
  Total from investment operations                                    $   (0.84)       $  0.24
                                                                      ---------        -------
Less distributions declared to shareholders -
 From net investment income                                           $   (0.07)       $ (0.18)
 From net realized gain on investments                                      --           (0.01)
 In excess of net investment income                                       (0.01)         (0.01)
 In excess of net realized gain on investments                              --             --
                                                                      ---------        -------
  Total distributions declared to shareholders                        $   (0.08)       $ (0.20)
                                                                      ---------        -------
Net asset value - end of period                                       $   10.38        $ 11.30
                                                                      ---------        -------
Total return                                                            (7.47)%++        5.34%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.99%+         1.97%+
 Net investment income                                                    4.17%+         3.83%+
Portfolio turnover                                                           5%            14%
Net assets at end of period (000 omitted)                             $   6,631        $ 5,766
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
     Fund, the net investment income per share and the ratios would have been

        Net investment income                                               --             --
        Ratios (to average net assets)
           Expenses##                                                       --             --
           Net investment income                                            --             --

See notes to financial statements

--------------------------------------------------------------------------------
                                                                   Maryland Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                 ---------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Class A
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $  11.47
                                                                        --------
Income from investment operations# -
 Net investment income[sec]                                             $   0.28
 Net realized and unrealized gain (loss) on
  investments                                                               0.22
                                                                        --------
  Total from investment operations                                      $   0.50
                                                                        --------
Less distributions declared to shareholders -
 From net investment income                                             $  (0.27)
 From net realized gain on investments                                       --
 In excess of net investment income                                          --
 In excess of net realized gain on investments                               --
                                                                        --------
  Total distributions declared to shareholders                          $  (0.27)
                                                                        --------
Net asset value - end of period                                         $  11.70
                                                                        --------
Total return++                                                             4.44%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.05%+
 Net investment income                                                     4.81%+
Portfolio turnover                                                            4%
Net assets at end of period (000 omitted)                               $132,489
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been

          Net investment income                                         $   0.27
          Ratios (to average net assets):
              Expenses##                                                   1.15%+
              Net investment income                                        4.71%+



                                                                                   Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------
                                                                        1998         1997        1996           1995
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.89     $  11.04    $  10.94       $  10.89
                                                                    --------     --------    --------       --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.54     $   0.57    $   0.57       $   0.59
 Net realized and unrealized gain (loss) on
  investments                                                           0.59        (0.16)       0.09           0.09
                                                                    --------     --------    --------       --------
  Total from investment operations                                  $   1.13     $   0.41    $   0.66       $   0.68
                                                                    --------     --------    --------       --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.54)    $  (0.56)   $  (0.56)      $  (0.59)
 From net realized gain on investments                                   --           --          --             --
 In excess of net investment income                                    (0.01)         --          --           (0.00)+++
 In excess of net realized gain on investments                           --           --          --           (0.04)
                                                                    --------     --------    --------       --------
  Total distributions declared to shareholders                      $  (0.55)    $  (0.56)   $  (0.56)      $  (0.63)
                                                                    --------     --------    --------       --------
Net asset value - end of period                                     $  11.47     $  10.89    $  11.04       $  10.94
                                                                    --------     --------    --------       --------
Total return++                                                        10.57%        3.75%       6.17%          6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.09%        1.12%       1.19%          1.21%
 Net investment income                                                 4.79%        5.21%       5.10%          5.46%
Portfolio turnover                                                       21%          22%         15%            31%
Net assets at end of period (000 omitted)                           $126,018     $126,405    $139,297       $145,361
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                    $   0.53     $   0.57         --             --
           Ratios (to average net assets):
              Expenses##                                               1.19%        1.19%         --             --
              Net investment income                                    4.69%        5.14%         --             --



---------------------------------------------------------------------------------------------
                                                                      Two Months
                                                                           Ended   Year Ended
                                                                       March 31,  January 31,
                                                                     ------------------------
                                                                            1994         1994
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  11.81       $  11.40
                                                                      --------       --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.10       $   0.62
 Net realized and unrealized gain (loss) on
  investments                                                            (0.92)          0.53
                                                                      --------       --------
  Total from investment operations                                    $  (0.82)      $   1.15
                                                                      --------       --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.06)      $  (0.61)
 From net realized gain on investments                                     --           (0.07)
 In excess of net investment income                                      (0.04)         (0.04)
 In excess of net realized gain on investments                             --           (0.02)
                                                                      --------       --------
  Total distributions declared to shareholders                        $  (0.10)      $  (0.74)
                                                                      --------       --------
Net asset value - end of period                                       $  10.89       $  11.81
                                                                      --------       --------
Total return++                                                         (6.96)%++       10.27%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.23%+         1.25%
 Net investment income                                                   4.97%+         5.42%
Portfolio turnover                                                          1%            25%
Net assets at end of period (000 omitted)                             $161,290       $173,419
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                             --             --
         Ratios (to average net assets):
              Expenses##                                                   --             --
              Net investment income                                        --             --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                             Maryland Fund
---------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                1993        1992        1991         1990        1989
---------------------------------------------------------------------------------------------------------------------------
                                                                   Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $  11.20    $  10.97    $  10.79      $ 10.76     $ 10.62
                                                                  --------    --------    --------      -------     -------
Income from investment operations -
 Net investment income                                            $   0.67    $   0.70    $   0.70      $  0.69     $  0.69
 Net realized and unrealized gain on investments                      0.24        0.31        0.19         0.04        0.14
                                                                  --------    --------    --------      -------     -------
  Total from investment operations                                $   0.91    $   1.01    $   0.89      $  0.73     $  0.83
                                                                  --------    --------    --------      -------     -------
Less distributions declared to shareholders -
 From net investment income                                       $  (0.69)   $  (0.76)   $  (0.70)     $ (0.69)    $ (0.69)
 From net realized gain on investments                               (0.02)      (0.02)      (0.01)       (0.01)        --
                                                                  --------    --------    --------      -------     -------
  Total distributions declared to shareholders                    $  (0.71)   $  (0.78)   $  (0.71)     $ (0.70)    $ (0.69)
                                                                  --------    --------    --------      -------     -------
Net asset value - end of period                                   $  11.40    $  11.20    $  10.97      $ 10.79     $ 10.76
                                                                  --------    --------    --------      -------     -------
Total return++                                                       8.34%       9.55%       8.51%        6.90%       8.15%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                            1.14%       1.16%       1.17%        1.18%       1.14%
 Net investment income                                               6.13%       6.32%       6.45%        6.33%       6.52%
Portfolio turnover                                                      5%          9%         41%          58%         34%
Net assets at end of period (000 omitted)                         $145,794    $119,120    $101,742      $93,175     $84,380

++Total returns for Class A shares do not include the applicable sales charge
  (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                Maryland Fund
-------------------------------------------------------------------------------------------
                                                                   Six Months    Year Ended
                                                                        Ended     March 31,
                                                                September 30,   -----------
                                                                         1998          1998
                                                                ---------------------------
                                                                  (Unaudited)
-------------------------------------------------------------------------------------------
                                                                      Class B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.47      $  10.88
                                                                     --------      --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.24      $   0.47
 Net realized and unrealized gain (loss) on investments                  0.22          0.60
                                                                     --------      --------
  Total from investment operations                                   $   0.46      $   1.07
                                                                     --------      --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.24)     $  (0.47)
 From net realized gain on investments                                    --            --
 In excess of net investment income                                       --          (0.01)
 In excess of net realized gain on investments                            --            --
                                                                     --------      --------
  Total distributions declared to shareholders                       $  (0.24)     $  (0.48)
                                                                     --------      --------
Net asset value - end of period                                      $  11.69      $  11.47
                                                                     --------      --------
Total return                                                            4.02%++       9.96%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.70%+        1.74%
 Net investment income                                                  4.16%+        4.12%
Portfolio turnover                                                         4%           21%
Net assets at end of period (000 omitted)                            $ 25,002      $ 21,622
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                      $   0.24      $   0.46
          Ratios (to average net assets):
              Expenses##                                                1.80%+        1.84%
              Net investment income                                     4.06%+        4.02%



-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Two Months
                                                                           Year Ended March 31,                   Ended
                                                                   -----------------------------------        March 31,
                                                                       1997        1996           1995             1994
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.03    $  10.93      $   10.88        $   11.80
                                                                    -------     -------      ---------        ---------
Income from investment operations# -
 Net investment income[sec]                                        $   0.50    $   0.48      $    0.51        $    0.08
 Net realized and unrealized gain (loss) on investments               (0.17)       0.10           0.09            (0.91)
                                                                    -------     -------      ---------        ---------
  Total from investment operations                                 $   0.33    $   0.58      $    0.60        $   (0.83)
                                                                    -------     -------      ---------        ---------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.48)   $  (0.48)     $   (0.51)       $   (0.08)
 From net realized gain on investments                                  --          --             --               --
 In excess of net investment income                                     --          --           (0.00)+++        (0.01)
 In excess of net realized gain on investments                          --          --           (0.04)             --
                                                                   --------    --------      ---------        ---------
  Total distributions declared to shareholders                     $  (0.48)   $  (0.48)     $   (0.55)       $   (0.09)
                                                                   --------    --------      ---------        ---------
Net asset value - end of period                                    $  10.88    $  11.03      $   10.93        $   10.88
                                                                   --------    --------      ---------        ---------
Total return                                                          3.03%       5.41%          5.75%          (7.08)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.82%       1.91%          1.93%           1.95%+
 Net investment income                                                4.50%       4.36%          4.73%           4.19%+
Portfolio turnover                                                      22%         15%            31%              1%
Net assets at end of period (000 omitted)                          $ 17,379    $ 13,694      $  11,168        $   6,478
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding. ##For fiscal years ending after September 1,
     1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                       $  0.49         --             --               --
        Ratios (to average net assets):
           Expenses##                                                 1.89%         --             --               --
           Net investment income                                      4.43%         --             --               --



--------------------------------------------------------------------------------
                                                                    Period Ended
                                                                     January 31,
                                                                          1994**
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 11.88
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.22
 Net realized and unrealized gain (loss) on investments                    (0.01)
                                                                         -------
  Total from investment operations                                       $  0.21
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.21)
 From net realized gain on investments                                     (0.05)
 In excess of net investment income                                        (0.01)
 In excess of net realized gain on investments                             (0.02)
                                                                         -------
  Total distributions declared to shareholders                           $ (0.29)
                                                                         -------
Net asset value - end of period                                          $ 11.80
                                                                         -------
Total return                                                               4.45%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.81%+
 Net investment income                                                     4.23%+
Portfolio turnover                                                           25%
Net assets at end of period (000 omitted)                                $ 5,345
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                                --
        Ratios (to average net assets):
           Expenses##                                                        --
           Net investment income                                             --

See notes to financial statements

----------------------------------------------------------------------------------------------
                                                           Massachusetts Fund
----------------------------------------------------------------------------------------------
                                                                   Six Months       Year Ended
                                                                        Ended        March 31,
                                                                September 30, ----------------
                                                                         1998             1998
                                                                  ----------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.34         $  10.86
                                                                     --------         --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.28         $   0.58
 Net realized and unrealized gain (loss) on investments                  0.17             0.48
                                                                     --------         --------
  Total from investment operations                                   $   0.45         $   1.06
                                                                     --------         --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.28)        $  (0.58)
 From net realized gain on investments                                    --               --
 In excess of net investment income                                       --             (0.00)+++
 In excess of net realized gain on investments                            --               --
                                                                     --------         --------
  Total distributions declared to shareholders                       $  (0.28)        $  (0.58)
                                                                     --------         --------
Net asset value - end of period                                      $  11.51         $  11.34
                                                                     --------         --------
Total return++                                                          4.06%++          9.99%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                            1.03%+           1.06%
 Net investment income                                                  5.09%+           5.18%
Portfolio turnover                                                         7%              24%
Net assets at end of period (000 omitted)                            $243,655         $237,861
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge.
     If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

          Net investment income                                      $   0.28         $   0.57
          Ratios (to average net assets):
              Expenses##                                                1.13%+           1.16%
              Net investment income                                     4.99%+           5.08%



-------------------------------------------------------------------------------------------------------------------------
                                                                                                               Two Months
                                                                               Year Ended March 31,                 Ended
                                                                    -------------------------------------       March 31,
                                                                        1997           1996          1995            1994
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.98       $  10.84      $  10.90        $  11.75
                                                                    --------       --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.61       $   0.60      $   0.64        $   0.11
 Net realized and unrealized gain (loss) on investments                (0.14)          0.14         (0.03)          (0.85)
                                                                    --------       --------      --------        --------
  Total from investment operations                                  $   0.47       $   0.74      $   0.61        $  (0.74)
                                                                    --------       --------      --------        --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.59)      $  (0.60)     $  (0.64)       $  (0.07)
 From net realized gain on investments                                   --             --          (0.02)            --
 In excess of net investment income                                      --           (0.00)+++       --            (0.04)
 In excess of net realized gain on investments                           --             --          (0.01)            --
                                                                    --------       --------      --------        --------
  Total distributions declared to shareholders                      $  (0.59)      $  (0.60)     $  (0.67)       $  (0.11)
                                                                    --------       --------      --------        --------
Net asset value - end of period                                     $  10.86       $  10.98      $  10.84        $  10.90
                                                                    --------       --------      --------        --------
Total return++                                                         4.39%          6.95%         5.89%         (6.34)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                           1.12%          1.17%         1.17%           1.19%+
 Net investment income                                                 5.55%          5.44%         6.01%           5.64%+
Portfolio turnover                                                       33%            31%           31%              4%
Net assets at end of period (000 omitted)                           $234,874       $249,497      $262,551        $277,748
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                      $   0.60            --            --              --
         Ratios (to average net assets):
            Expenses##                                                 1.19%            --            --              --
            Net investment income                                      5.48%            --            --              --



--------------------------------------------------------------------------------
                                                                      Year Ended
                                                                     January 31,
                                                                            1994
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $  11.41
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                             $   0.64
 Net realized and unrealized gain (loss) on investments                     0.58
                                                                         -------
  Total from investment operations                                      $   1.22
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                             $  (0.64)
 From net realized gain on investments                                     (0.20)
 In excess of net investment income                                        (0.04)
 In excess of net realized gain on investments                               --
                                                                        --------
  Total distributions declared to shareholders                          $  (0.88)
                                                                        --------
Net asset value - end of period                                         $  11.75
                                                                        --------
Total return++                                                            11.02%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                               1.19%
 Net investment income                                                     5.71%
Portfolio turnover                                                           30%
Net assets at end of period (000 omitted)                               $300,894
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income                                                --
        Ratios (to average net assets):
           Expenses##                                                        --
           Net investment income                                             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                         Massachusetts Fund
------------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993         1992         1991         1990        1989
------------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.05     $  10.68     $  10.58     $  10.65    $  10.60
                                                                   --------     --------     --------     --------    --------
Income from investment operations -
 Net investment income                                             $   0.68     $   0.73     $   0.71     $   0.72    $   0.72
 Net realized and unrealized gain (loss) on investments                0.39         0.43         0.11        (0.07)       0.05
                                                                   --------     --------     --------     --------    --------
  Total from investment operations                                 $   1.07     $   1.16     $   0.82     $   0.65    $   0.77
                                                                   --------     --------     --------     --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.71)    $  (0.78)    $  (0.72)    $  (0.72)   $  (0.72)
 From net realized gain on investments                                  --         (0.01)         --           --          --
                                                                  ---------    ---------    ---------    ---------   ---------
  Total distributions declared to shareholders                     $  (0.71)    $  (0.79)    $  (0.72)    $  (0.72)   $  (0.72)
                                                                  ---------    ---------    ---------    ---------   ---------
Net asset value - end of period                                    $  11.41     $  11.05     $  10.68     $  10.58    $  10.65
                                                                  ---------    ---------    ---------    ---------   ---------
Total return++                                                       10.03%       11.23%        8.12%        6.28%       7.65%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.08%        1.06%        1.07%        1.10%       1.07%
 Net investment income                                                6.33%        6.65%        6.74%        6.75%       6.90%
Portfolio turnover                                                      32%          51%          43%          52%         26%
Net assets at end of period (000 omitted)                          $270,778     $239,311     $213,679     $215,381    $212,763
++Total returns for Class A shares do not include the applicable sales charge
  (except for dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

----------------------------------------------------------------------------------------------
                                                           Massachusetts Fund
----------------------------------------------------------------------------------------------
                                                                   Six Months       Year Ended
                                                                        Ended        March 31,
                                                                September 30, ----------------
                                                                         1998             1998
                                                                  ----------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------
                                                                      Class B
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 11.35          $ 10.87
                                                                      -------          -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.25          $  0.51
 Net realized and unrealized gain (loss) on investments                  0.17             0.48
                                                                      -------          -------
  Total from investment operations                                    $  0.42          $  0.99
                                                                      -------          -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.25)         $ (0.51)
 From net realized gain on investments                                    --               --
 In excess of net investment income                                       --             (0.00)+++
 In excess of net realized gain on investments                            --               --
                                                                      -------          -------
  Total distributions declared to shareholders                        $ (0.25)         $ (0.51)
                                                                      -------          -------
Net asset value - end of period                                       $ 11.52          $ 11.35
                                                                      -------          -------
Total return                                                            3.72%++          9.25%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.68%+           1.71%
 Net investment income                                                  4.44%+           4.52%
Portfolio turnover                                                         7%              24%
Net assets at end of period (000 omitted)                             $22,781          $18,750
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                                      $  0.25          $  0.50
           Ratios (to average net assets):
               Expenses##                                               1.78%+           1.81%
               Net investment income                                    4.34%+           4.42%



-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Two Months
                                                                             Year Ended March 31,                 Ended
                                                                    ------------------------------------      March 31,
                                                                       1997           1996          1995           1994
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.99        $ 10.84       $ 10.90        $ 11.75
                                                                    -------        -------       -------        -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.53        $  0.52       $  0.55        $  0.09
 Net realized and unrealized gain (loss) on investments               (0.13)          0.15         (0.02)         (0.85)
                                                                    -------        -------       -------        -------
  Total from investment operations                                  $  0.40        $  0.67       $  0.53        $ (0.76)
                                                                    -------        -------       -------        -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.52)       $ (0.52)      $ (0.56)       $ (0.09)
 From net realized gain on investments                                  --             --          (0.02)           --
 In excess of net investment income                                     --           (0.00)+++       --             --
 In excess of net realized gain on investments                          --             --          (0.01)           --
                                                                    -------        -------       -------        -------
  Total distributions declared to shareholders                      $ (0.52)       $ (0.52)      $ (0.59)       $ (0.09)
                                                                    -------        -------       -------        -------
Net asset value - end of period                                     $ 10.87        $ 10.99       $ 10.84        $ 10.90
                                                                    -------        -------       -------        -------
Total return                                                          3.66%          6.27%         5.13%          (6.46)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.81%          1.90%         1.89%          1.91%+
 Net investment income                                                4.81%          4.71%         5.27%          4.89%+
Portfolio turnover                                                      33%            51%           31%             4%
Net assets at end of period (000 omitted)                           $15,204        $11,316       $ 8,676        $ 4,993
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                      $  0.52            --            --             --
         Ratios (to average net assets):
            Expenses##                                                1.88%            --            --             --
            Net investment income                                     4.74%            --            --             --



--------------------------------------------------------------------------------
                                                                    Period Ended
                                                                     January 31,
                                                                          1994**
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 11.91
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.23
 Net realized and unrealized gain (loss) on investments                     0.04
                                                                         -------
  Total from investment operations                                       $  0.27
                                                                         -------
Less distributions declared to shareholders -
 From net investment income                                              $ (0.22)
 From net realized gain on investments                                     (0.20)
 In excess of net investment income                                        (0.01)
 In excess of net realized gain on investments                               --
                                                                         -------
  Total distributions declared to shareholders                           $ (0.43)
                                                                         -------
Net asset value - end of period                                          $ 11.75
                                                                         -------
Total return                                                               5.89%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.81%+
 Net investment income                                                     4.62%+
Portfolio turnover                                                           30%
Net assets at end of period (000 omitted)                                $ 4,191
   **For the period from the inception of Class B, September 7, 1993, through
     January 31, 1994.
    +Annualized.
   ++Not annualized.
  +++Per share amount was less than $0.01.
    #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
   ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

         Net investment income                                               --
         Ratios (to average net assets):
             Expenses##                                                      --
             Net investment income                                           --

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of 16 Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund* (Alabama Fund), MFS Arkansas Municipal Bond Fund* (Arkansas Fund), MFS California Municipal Bond Fund* (California Fund), MFS Florida Municipal Bond Fund* (Florida Fund), MFS Georgia Municipal Bond Fund* (Georgia Fund), MFS Maryland Municipal Bond Fund* (Maryland Fund), MFS Massachusetts Municipal Bond Fund* (Massachusetts Fund), MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. Each Fund, except MFS Municipal Income Fund, is non-diversified.

*The Funds denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on the commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At March 31, 1998, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                       Arkansas     California        Florida         Georgia       Maryland    Massachusetts
Expiration Date            Fund           Fund           Fund            Fund           Fund             Fund
-------------------------------------------------------------------------------------------------------------
March 31, 2003       $   --         $7,496,770     $5,923,777      $1,531,967      $   --          $1,413,007
March 31, 2004        7,076,376        403,290         --           1,339,129       3,351,077       1,732,935
March 31, 2005          215,971        588,165      1,290,661          --           1,055,172         405,182
March 31, 2006           --             --            781,761          --              --              --
                     ----------     ----------     ----------      ----------      ----------      ----------
  Total              $7,292,347     $8,488,225     $7,996,199      $2,871,096      $4,406,249      $3,551,124
                     ----------     ----------     ----------      ----------      ----------      ----------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the six months ending September 30, 1998, is a net periodic pension expense for each Fund, as follows:

    Alabama      Arkansas     California      Florida     Georgia     Maryland    Massachusetts
       Fund          Fund           Fund         Fund        Fund         Fund             Fund
-----------------------------------------------------------------------------------------------
     $2,640        $2,322         $2,731       $2,337      $2,747       $3,184           $3,184


Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:
START

               First $1 billion                              0.0150%
               Next $1 billion                               0.0125%
               Next $1 billion                               0.0100%
               In excess of $3 billion                       0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,403, $16,590, $37,193, $14,135, $11,019, $32,955 and $33,602 as its portion of the sales charge on sales of Class A shares of the Alabama, Arkansas, California, Florida, Georgia, Maryland and Massachusetts Funds, respectively, for the six months ended September 30, 1998.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,082, $2,081, $3,001, $8,579 and $39,091 for the Alabama, Arkansas, Georgia, Maryland and Massachusetts Funds, respectively, for the six months ended September 30, 1998. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 0.25%, 0.10%, 0.25%, 0.35% and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Alabama, Arkansas, Georgia, Maryland and Massachusetts Funds, respectively. Payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine for the Alabama, Arkansas, California, Florida and Georgia Funds. Payments of the 0.25% per annum Class A service fee by the California and Florida funds will commence on such date as the Trustees of the Trust may determine. In the case of the Arkansas Fund, a portion of the service fee is currently being paid by the Fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $256, $363, $1,140, $1,036 and $445 for the Alabama, Arkansas, Georgia, Maryland and Massachusetts Funds, respectively for Class B shares. MFS retained no service fees with respect to California Class C shares. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 1.00%, 0.76%, 0.84%, 0.78%, 1.00%, 1.00% and 1.00% of each of the
Fund's average daily net assets attributable to Class B shares for the Alabama, Arkansas, California, Florida, Georgia, Maryland and Massachusetts Funds, respectively on an annualized basis. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 1.00% of the Fund's average daily net assets attributable to Class C shares for the California Fund on an annualized basis. Except in the case of the 0.25% per annum first year Class B service fee, payments by the California and Florida Funds will be suspended until such date as the Trustees of the Trust may determine. In the case of the Arkansas Fund, except in the case of the 0.25% per annum first year Class B service fee, the service fee is currently 0.10% per annum on Class B shares held over one year.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 1998 on Class A, Class B, and Class C shares were as follows:

                      Alabama      Arkansas     California        Florida       Georgia       Maryland    Massachusetts
CDSC imposed             Fund          Fund           Fund           Fund          Fund           Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Class A               $  --          $  --         $   961        $  --          $ --          $   929          $  --
Class B               $10,415        $9,132        $60,426        $29,670        $7,668        $28,875          $27,206
Class C               $  --          $  --         $ 1,653        $  --          $ --          $  --            $  --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.


(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 omitted):

                Alabama     Arkansas     California     Florida     Georgia     Maryland    Massachusetts
                   Fund         Fund           Fund        Fund        Fund         Fund             Fund
---------------------------------------------------------------------------------------------------------
Purchases        $3,749       $4,773        $27,815      $2,971      $5,792      $12,941          $27,319
Sales             6,479        7,739         22,503       6,089       4,430        6,279           18,201

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):

                                  Alabama     Arkansas   California       Florida       Georgia       Maryland  Massachusetts
                                     Fund         Fund         Fund          Fund          Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------
Aggregate cost                    $74,036     $123,902     $251,176       $81,899       $64,881       $139,520       $245,055
                                  -------     --------     --------       -------       -------       --------       --------
Gross unrealized appreciation     $ 7,590     $ 13,230     $ 31,405       $10,410       $ 8,273       $ 15,946       $ 27,197
Gross unrealized depreciation        --           (124)       --               (9)           (9)            (1)        (2,221)
                                  -------     --------     --------       -------       -------       --------       --------
Net unrealized appreciation       $ 7,590     $ 13,106     $ 31,405       $10,401       $ 8,264       $ 15,945       $ 24,976
                                  -------     --------     --------       -------       -------       --------       --------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Alabama Fund
Class A Shares                                            --------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  134      $  1,450
Shares issued to shareholders in reinvestment
 of distributions                                             69           746
Shares reacquired                                           (350)       (3,790)
                                                            ----      --------
 Net decrease                                               (147)     $ (1,594)
                                                            ====      ========

Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  248      $  2,668
Shares issued to shareholders in reinvestment
 of distributions                                            186         2,008
Shares reacquired                                           (781)       (8,405)
                                                           -----      --------
 Net decrease                                               (347)     $ (3,729)
                                                            ====      ========



                                                                 Arkansas Fund           California Fund
Class A Shares                                            --------------------      --------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                                  249     $   2,531        4,042    $  23,483
Shares issued to shareholders in reinvestment
 of distributions                                            147         1,495          399        2,332
Shares reacquired                                         (1,012)      (10,294)      (4,475)     (26,032)
                                                          ------     ---------       ------    ---------
 Net decrease                                               (616)    $  (6,268)         (34)   $    (217)
                                                          ======     =========       ======    =========

Year Ended March 31, 1998 (000 Omitted)                   Shares      Amount         Shares       Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                                  551     $   5,518        6,423    $  36,766
Shares issued to shareholders in reinvestment
 of distributions                                            313         3,146          825        4,716
Shares reacquired                                         (2,535)      (25,349)     (11,403)     (65,027)
                                                          ------     ---------      -------    ---------
 Net decrease                                             (1,671)    $ (16,685)      (4,155)   $ (23,545)
                                                          ======     =========       ======    =========


                                                                  Florida Fund
                                                          --------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  201     $   2,041
Shares issued to shareholders in reinvestment
 of distributions                                             71           715
Shares reacquired                                           (561)       (5,670)
                                                            ----     ---------
 Net increase (decrease)                                    (289)    $  (2,914)
                                                            ====     =========

Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                1,398     $  14,053
Shares issued to shareholders in reinvestment
 of distributions                                            151         1,503
Shares reacquired                                         (2,188)      (21,913)
                                                          ------      --------
 Net decrease                                               (639)    $  (6,357)
                                                            ====     =========



                                                                  Georgia Fund            Maryland Fund
                                                          --------------------       ------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount       Shares      Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                                  238      $  2,603          728   $   8,368
Shares issued to shareholders in reinvestment
 of distributions                                             73           804          136       1,569
Shares reacquired                                           (240)       (2,625)        (524)     (6,023)
                                                            ----      --------         ----   ---------
 Net increase (decrease)                                      71      $    782          340   $   3,914
                                                            ====      ========         ====   =========

Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount       Shares      Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                                  285      $  3,091          557   $   6,253
Shares issued to shareholders in reinvestment
 of distributions                                            150         1,625          285       3,232
Shares reacquired                                           (761)       (8,210)      (1,469)    (16,503)
                                                           -----      --------       ------   ---------
 Net decrease                                               (326)     $ (3,494)        (627)  $  (7,018)
                                                            ====      ========         ====   =========


                                                                                  Massachusetts Fund
Class A Shares                                                                  -----------------------
Six Months Ended September 30, 1998 (000 Omitted)                                Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                                                       2,074       $  23,480
Shares issued to shareholders in reinvestment
 of distributions                                                                   242           2,751
Shares reacquired                                                                (2,119)        (24,004)
                                                                                 ------       ---------
 Net increase                                                                       197       $   2,227
                                                                                 ======       =========

Year Ended March 31, 1998 (000 Omitted)                                          Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                                                       5,740       $  64,430
Shares issued to shareholders in reinvestment
 of distributions                                                                   519           5,838
Shares reacquired                                                                (6,917)        (77,656)
                                                                                 ------       ---------
 Net decrease                                                                      (658)      $  (7,388)
                                                                                 ======       =========

                                                                   Alabama Fund
Class B Shares                                             --------------------
Six Months Ended September 30, 1998 (000 Omitted)          Shares        Amount
-------------------------------------------------------------------------------
Shares sold                                                   191     $   2,060
Shares issued to shareholders in reinvestment
 of distributions                                               8            87
Shares reacquired                                             (43)         (461)
                                                              ---     ---------
Net increase (decrease)                                       156     $   1,686
                                                              ===     =========

Year Ended March 31, 1998 (000 Omitted)                    Shares        Amount
-------------------------------------------------------------------------------
Shares sold                                                   132     $   1,419
Shares issued to shareholders in reinvestment
 of distributions                                              17           184
Shares reacquired                                             (96)       (1,032)
                                                             ----     ---------
 Net increase (decrease)                                       53     $     571
                                                               ===     =========



                                                                  Arkansas Fund           California Fund
Class B Shares                                             --------------------        ------------------
Six Months Ended September 30, 1998 (000 Omitted)          Shares        Amount        Shares      Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                                   169       $ 1,721         1,690    $  9,857
Shares issued to shareholders in reinvestment
 of distributions                                               8            78            76         441
Shares reacquired                                             (49)         (495)         (625)     (3,640)
                                                             ----       -------        ------    --------
Net increase (decrease)                                       128       $ 1,304         1,141    $  6,658
                                                             ====       =======        ======    ========

Year Ended March 31, 1998 (000 Omitted)                    Shares        Amount        Shares     Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                                    99       $   997         1,926    $ 11,020
Shares issued to shareholders in reinvestment
 of distributions                                              14           145           139         796
Shares reacquired                                            (165)       (1,670)       (1,220)     (6,978)
                                                             ----       -------        ------    --------
 Net increase (decrease)                                      (52)      $  (528)          845    $  4,838
                                                             ====       =======        ======    ========


                                                                   Florida Fund
                                                           --------------------
Six Months Ended September 30, 1998 (000 Omitted)          Shares        Amount
-------------------------------------------------------------------------------
Shares sold                                                   257       $ 2,594
Shares issued to shareholders in reinvestment
 of distributions                                              11           113
Shares reacquired                                            (163)       (1,645)
                                                             ----       -------
Net increase                                                  105       $ 1,062
                                                             ====       =======

Year Ended March 31, 1998 (000 Omitted)                    Shares        Amount
-------------------------------------------------------------------------------
Shares sold                                                   413       $ 4,149
Shares issued to shareholders in reinvestment
 of distributions                                              22           217
Shares reacquired                                            (304)       (3,055)
                                                             ----       -------
 Net increase                                                 131       $ 1,311
                                                             ====       =======



                                                                   Georgia Fund             Maryland Fund
                                                           --------------------        ------------------
Six Months Ended September 30, 1998 (000 Omitted)          Shares        Amount        Shares      Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                                   220      $  2,427           363     $ 4,168
Shares issued to shareholders in reinvestment
 of distributions                                              10           109            23         264
Shares reacquired                                             (55)         (609)         (133)     (1,524)
                                                              ---      --------          ----     -------
Net increase                                                  175      $  1,927           253     $ 2,908
                                                              ===      ========          ====     =======

Year Ended March 31, 1998 (000 Omitted)                    Shares        Amount        Shares      Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                                   228      $  2,467           512     $ 5,761
Shares issued to shareholders in reinvestment
 of distributions                                              20           216            42         472
Shares reacquired                                            (218)       (2,355)         (265)     (2,997)
                                                             ----      --------          ----     -------
 Net increase                                                  30      $    328           289     $ 3,236
                                                              ===      ========          ====     =======


                                                                                       Massachusetts Fund
                                                                                       -------------------
Six Months Ended September 30, 1998 (000 Omitted)                                      Shares      Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                                                               425     $  4,825
Shares issued to shareholders in
 reinvestment of distributions                                                             22          248
Shares reacquired                                                                        (121)      (1,372)
                                                                                         ----     --------
 Net increase                                                                             326     $  3,701
                                                                                         ====     ========


Year Ended March 31, 1998 (000 Omitted)                                                Shares      Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                                                               413     $  4,647
Shares issued to shareholders in
 reinvestment of distributions                                                             40          446
Shares reacquired                                                                        (200)      (2,240)
                                                                                         ----     --------
 Net increase                                                                             253     $  2,853
                                                                                         ====     ========


                                                                                           California Fund
Class C Shares                                                                         -------------------
Six Months Ended September 30, 1998 (000 Omitted)                                      Shares        Amount
---------------------------------------------------------------------------------
Shares sold                                                                               450     $  2,628
Shares issued to shareholders in reinvestment
 of distributions                                                                           9           55
Shares reacquired                                                                        (193)      (1,130)
                                                                                         ----     --------
 Net increase                                                                             266     $  1,553
                                                                                         ====     ========

Year Ended March 31, 1998 (000 Omitted)                                                  Shares      Amount
---------------------------------------------------------------------------------
Shares sold                                                                               354     $  2,022
Shares issued to shareholders in reinvestment
 of distributions                                                                          16           91
Shares reacquired                                                                        (317)       1,794)
                                                                                         ----     --------
 Net increase                                                                              53     $    319
                                                                                         ====     ========

(6) Line of Credi

The Trust and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Funds for the six months ended September 30, 1998, ranged from $6 to $930.


(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Futures Contracts

                                                                                                 Unrealized
                                                                                               Appreciation
Fund                        Description          Expiration          Contracts     Position    (Depreciation)
-------------------------------------------------------------------------------------------------------------
Alabama Fund           U.S. Treasury Bonds      December 1998             7          Short       $  (17,129)
                       Municipal Bond Index     December 1998            22           Long           12,084
                                                                                                 ----------
                                                                                                 $   (5,045)
                                                                                                 =========

Arkansas Fund          U.S. Treasury Bonds      December 1998            12          Short       $  (29,218)
                       Municipal Bond Index     December 1998            12           Long           19,939
                                                                                                 ----------
                                                                                                 $   (9,279)
                                                                                                 ==========

California Fund        U.S. Treasury Notes      December 1998           113          Short       $ (531,077)
                       Municipal Bond Index     December 1998           113           Long          262,174
                                                                                                 ----------
                                                                                                 $ (268,903)
                                                                                                 ==========

Florida Fund           U.S. Treasury Notes      December 1998            38          Short       $ (177,695)
                       Municipal Bond Index     December 1998            38           Long           87,807
                                                                                                 ----------
                                                                                                 $  (89,888)
                                                                                                 ==========

Georgia Fund           U.S. Treasury Bonds      December 1998             5          Short       $  (12,089)
                       Municipal Bond Index     December 1998             5           Long            8,225
                                                                                                 ----------
                                                                                                 $   (3,864)
                                                                                                 ==========

Maryland Fund          U.S. Treasury Bonds      December 1998            13          Short       $  (31,161)
                       Municipal Bond Index     December 1998            13           Long           21,184
                                                                                                 ----------
                                                                                                 $   (9,977)
                                                                                                 ==========

Massachusetts Fund     U.S. Treasury Bonds      December 1998            22          Short       $  (53,331)
                       Municipal Bond Index     December 1998            22           Long           36,388
                                                                                                 ----------
                                                                                                 $  (16,943)
                                                                                                 ==========

At September 30, 1998, the Funds had sufficient cash and/or securities to cover margin requirements on open futures contracts.

MFS Family of Funds[RegTM]

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals.

                       HIGHER RISK/HIGHER REWARD POTENTIAL

B O N D  F U N D S

MFS[RegTM] Global Governments Fund2
MFS[RegTM] High Yield Opportunities Fund
MFS[RegTM] High Income Fund
MFS[RegTM] Municipal High Income Fund
MFS[RegTM] Strategic Income Fund
MFS[RegTM] Municipal State Funds
  AL, AR, CA, FL, GA, MD, MA, MS,
  NY, NC, PA, SC, TN, VA, WV
MFS[RegTM] Municipal Income Fund
MFS[RegTM] Bond Fund
MFS[RegTM] Municipal Bond Fund
MFS[RegTM] Government Securities Fund
MFS[RegTM] Government Mortgage Fund
MFS[RegTM] Intermediate Income Fund
MFS[RegTM] Municipal Limited
  Maturity Fund
MFS[RegTM] Limited Maturity Fund
MFS[RegTM] Government Limited
  Maturity Fund



S T O C K  F U N D S

MFS[RegTM]/Foreign & Colonial Emerging
  Markets Equity Fund
MFS[RegTM] Managed Sectors Fund
MFS[RegTM] New Discovery Fund
MFS[RegTM] Emerging Growth Fund
MFS[RegTM] Mid Cap Growth Fund
MFS[RegTM] International Growth Fund
MFS[RegTM] Research International Fund
MFS[RegTM] Global Growth Fund(2)
MFS[RegTM] Strategic Growth Fund
MFS[RegTM] Research Fund
MFS[RegTM] International Growth
  and Income Fund
MFS[RegTM] Global Equity Fund2
MFS[RegTM] Capital Opportunities Fund
Massachusetts Investors Growth
  Stock Fund
MFS[RegTM] Growth Opportunities Fund
MFS[RegTM] Large Cap Growth Fund
MFS[RegTM] Union Standard[RegTM] Equity Fund
MFS[RegTM] Research Growth
  and Income Fund
Massachusetts Investors Trust
MFS[RegTM] Equity Income Fund
MFS[RegTM] Utilities Fund
MFS[RegTM] Global Total Return Fund(2)
MFS[RegTM] Total Return Fund
MFS[RegTM] Global Asset
  Allocation Fund(2)



                        LOWER RISK/LOWER REWARD POTENTIAL


(1)For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.
(2)MFS "global" funds were formerly "world" funds. As of August 24, 1998, their names changed but their objectives remain the same.

                     Diversifying Your Investment Portfolio


        [drawing of woman contemplating diversification of 3 nest eggs]


Most experts agree that it's wise to diversify your investments, no matter what your age or financial situation. Diversification - spreading your assets among a variety of investment types - can help spread your risk as well.

No one type of investment performs well all the time. In fact, each type of investment tends to follow its own cycle, so that when the price of one is rising, the price of another may be declining. By including a range of investments in your portfolio, the overall volatility - or change in value - of that portfolio should be less than if you put everything in one type of investment.

MFS offers a wide variety of investments to suit a wide range of needs. For more information, talk to your financial adviser or request our We're MFS kit. For details about a specific MFS fund, ask for a prospectus including charges and expenses. Read the prospectus carefully before you invest or send money.

For more information, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time or visit our Web site at www.mfs.com.

[MFS LOGO]
Heritage Planning(SM)
Helping Yourself[bullet]Helping Your Parents[bullet]Helping Your Children(SM)


          [drawing of banker granting a loan to some happy people]

                           You, Your Adviser, and MFS:
                             A Powerful Partnership

In today's complex world, financial needs go beyond putting aside money, choosing investment products, and understanding the markets. What you really need is an overall plan to address the complex lifestyle issues facing you, your parents, and your children. And that's where your financial adviser and MFS can help.

MFS(R) Heritage Planning(SM) is our program to help you and your adviser develop strategies to meet your long-term financial needs. Your financial adviser can offer you MFS Heritage Planning educational materials on topics such as:

                        [bullet] retirement planning

                        [bullet] college funding

                        [bullet] estate planning

                        [bullet] eldercare

Talk with your financial adviser today or order the MFS Heritage Planning kit from our Web site at www.mfs.com or by calling 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.











This material is not intended to replace the advice of a qualified attorney, tax adviser, financial adviser, or insurance agent. Before making any financial commitment, consult with the appropriate financial adviser.

MFS[RegTM] Municipal Series Trust


Trustees
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,
Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice President,
Director, and Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
John P. Kihn*
Geoffrey L. Schechter*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*








Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time  (or leave a message anytime).

InvestorService
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m.
Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com


*Affiliated with the Investment Adviser

MFS[RegTM] Municipal
Series Trust

MFS[RegTM] Alabama Municipal Bond Fund
MFS[RegTM] Arkansas Municipal Bond Fund
MFS[RegTM] California Municipal Bond Fund
MFS[RegTM] Florida Municipal Bond Fund
MFS[RegTM] Georgia Municipal Bond Fund
MFS[RegTM] Maryland Municipal Bond Fund
MFS[RegTM] Massachusetts Municipal Bond Fund


                                                                ------------
                                                                  Bulk Rate
                                                                U.S. Postage
        [MFS LOGO]                                                  Paid
        INVESTMENT MANAGEMENT                                        MFS
        We invented the mutual fund(R)                          ------------


        500 Boylston Street
        Boston, MA 02116-3741









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                                                                MST-3A-11/98/41M

(C) 1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741